                                                      Registration No. 811-02120
                                                        Registration No. 2-38414
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ ]

         Post-Effective Amendment No. 79                              [X]

                                     ----
                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ ]

         Amendment No. 79                                             [X]

                      ----

                        (Check appropriate box or boxes)

                              SECURITY INCOME FUND
               (Exact Name of Registrant as Specified in Charter)

              ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
                (Address of Principal Executive Offices/Zip Code)

              Registrant's Telephone Number, including area code:
                                 (785) 438-3127

                                                Copies To:

Michael G. Odlum, President                     Amy J. Lee, Secretary
Security Income Fund                            Security Income Fund
One Security Benefit Place                      One Security Benefit Place
Topeka, KS 66636-0001                           Topeka, KS 66636-0001
(Name and address of Agent for Service)

Approximate date of proposed public offering:

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b)

[X]  on February 1, 2005, pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on February 1, 2005, pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on February 1, 2005, pursuant to paragraph (a)(2) of rule 485


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                              SECURITY INCOME FUND
                                    FORM N-1A


This Amendment to the Registration Statement of Security Income Fund, which comprises four series, relates only to the Capital Preservation Series. The prospectus and statement of additional information for the other series of the Registrant, consisting of the Diversified Income, High Yield and Income Opportunity Series, are incorporated herein by reference to the Registrant's March 31, 2004 filing pursuant to Rule 485(b) under the Securities Act of 1933.

      PROSPECTUS                        February 1, 2005

  SECURITY FUNDS(SM)

                                        [ ] Security Capital Preservation Fund

                                        The Securities and Exchange Commission
                                        has not approved or disapproved these
                                        securities or passed upon the adequacy
                                        of this prospectus. Any representation
                                        to the contrary is a criminal offense.

                                        [LOGO] SECURITY DISTRIBUTORS, INC.
                                               A Member of The Security Benefit
                                               Group of Companies

TABLE OF CONTENTS


FUND'S OBJECTIVE......................................   3
PRINCIPAL INVESTMENT STRATEGIES.......................   3
INVESTMENT PROCESS....................................   3
    Temporary Defensive Position......................   4
PRINCIPAL INVESTMENTS.................................   4
    Fixed Income Securities...........................   4
    Short-Term Investments............................   4
    Derivative Instruments............................   4
    Other Investments.................................   5
PRINCIPAL RISKS.......................................   5
    Interest Rate.....................................   5
    Credit............................................   5
    Prepayment........................................   5
    Market............................................   5
    Security Selection................................   5
    Liquidity.........................................   5
    Pricing...........................................   5
    Derivative........................................   5
    Foreign Investment................................   5
    Lower Rated Securities............................   5
    Initial Public Offerings..........................   6
PORTFOLIO HOLDINGS....................................   6
PAST PERFORMANCE......................................   6
FEES AND EXPENSES OF THE FUND.........................   8
MANAGEMENT OF THE FUND................................   9
    Board of Directors................................   9
    Other Services....................................   9
    Sub-Adviser Authorization.........................   9
MANAGEMENT OF THE PORTFOLIO...........................  10
    Investment Adviser................................  10
    Portfolio Managers................................  10
    Regulatory and Litigation Matters.................  10
ORGANIZATIONAL STRUCTURE..............................  10
CALCULATING THE FUND'S SHARE PRICE....................  11
BUYING SHARES.........................................  11
    Market Timing/Short-Term Trading..................  12
    Class A Shares....................................  13
    Class A Distribution Plan.........................  13
    Class B Shares....................................  13
    Class B Distribution Plan.........................  14
    Class C Shares....................................  14
    Class C Distribution Plan.........................  14
    Waiver of Deferred Sales Charge...................  14
SELLING SHARES........................................  15
    Payment of Redemption Proceeds....................  16
DIVIDENDS AND TAXES...................................  16
    Tax on Distribution...............................  16
    Taxes on Sales or Exchanges.......................  16
    Backup Withholding................................  16
    New Tax Legislation...............................  17
SHAREHOLDER SERVICES..................................  17
    Accumulation Plan.................................  17
    Systematic Withdrawal Program.....................  17
    Exchange Privilege................................  17
    Retirement Plans..................................  18
GENERAL INFORMATION...................................  18
    Shareholder Inquiries.............................  18
FINANCIAL HIGHLIGHTS..................................  19
APPENDIX A - REDUCED SALES CHARGES....................  21
    Class A Shares....................................  21
    Rights of Accumulation............................  21
    Statement of Intention............................  21
    Reinstatement Privilege...........................  21
    Purchases at Net Asset Value......................  21

FUND'S OBJECTIVE

The Security Capital Preservation Fund seeks to provide a high level of income while also seeking to maintain a high degree of stability of shareholders' capital. THE FUND'S OBJECTIVE IS NOT A FUNDAMENTAL POLICY AND MAY BE CHANGED BY THE FUND'S BOARD OF DIRECTORS AT ANY TIME.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests all of its assets in a master portfolio (the PreservationPlus Income Portfolio ("Portfolio")), which has the same investment objective as the Fund. Accordingly, references to the Fund investing in particular types of securities or asset classes are actually references to what is done by the underlying Portfolio.

The Fund, through the Portfolio, seeks to achieve its goal by investing in fixed income securities of varying maturities, money market instruments and futures and options (including futures and options traded on foreign exchanges, such as bond and equity indices of foreign countries).

The Fund invests, under normal market conditions, at least 65% of its net assets, plus any borrowings for investment purposes, in fixed income securities rated, at the time of purchase, within the top four long-term rating categories (i.e., BBB-/Baa3 or above) by a nationally recognized statistical rating organization ("NRSRO") (or, if unrated, determined to be of similar quality by the Portfolio's Investment Adviser, Deutsche Asset Management, Inc. ("DeAM, Inc.")). The Fund invests in securities of varying maturities and normally seeks to maintain an average portfolio duration of no longer than 3 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates. Investors in longer-duration bonds face more risk as interest rates rise-but also are more likely to receive more income from their investment to compensate for the risk. The Fund's average portfolio duration is subject to change from time to time in light of market conditions and other relevant considerations.

In an attempt to enhance return, the Fund also employs a global asset allocation strategy, which evaluates the equity, bond, cash and currency opportunities across domestic and international markets.

INVESTMENT PROCESS

The Fund's investment strategy emphasizes a diversified exposure to higher yielding mortgage, corporate and asset-backed sectors of the investment grade fixed income markets. These sectors have historically offered higher returns than U.S. government securities. The investment process focuses on a top-down approach, first focused on the sector allocations, then using relative value analysis to select the best securities within each sector. To select securities, DeAM, Inc. analyzes such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds.

The global asset allocation strategy attempts to enhance long-term returns and manage risk by responding effectively to changes in global markets using instruments including, but not limited to, futures, options and currency forwards. This strategy employs a multi-factor global asset allocation model that evaluates equity, bond, cash and currency opportunities across domestic and international markets.

In implementing the global asset allocation strategy, the Fund invests in options and futures based on any type of security or index including options and futures traded on foreign exchanges, such as bonds and equity indices of foreign countries. Some options and futures strategies used to implement the global asset strategy are utilized to hedge the Fund's investments against price fluctuations. Examples of such strategies include, among others: selling futures, buying puts and writing calls. Other strategies are utilized to increase and broaden the Fund's market exposure. Examples of such strategies include, among others: buying futures, writing puts and buying calls. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

The Fund may also enter into forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies and may purchase securities indexed to foreign currencies. Currency management strategies allow shifts of investment exposure from one currency to another to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar.

Successful implementation of the global asset allocation strategy depends on DeAM, Inc.'s judgment as to the potential risks and rewards of implementing the different types of strategies.

TEMPORARY DEFENSIVE POSITION -- From time to time a temporary defensive position may be adopted in response to adverse political, economic or market events. Up to 100% of the Fund's assets could be placed in short-term obligations within one of the top two investment ratings. To the extent such a position is adopted, the Fund may not meet its goal of high income. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

PRINCIPAL INVESTMENTS

FIXED INCOME SECURITIES -- The Fund invests at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a NRSRO (or, if unrated, determined by DeAM, Inc. to be of similar quality). The Fund will also invest up to 10% of its assets in high yield debt securities (also known as "junk bonds") rated, at the time of purchase, in the fifth or sixth long-term rating category by a NRSRO (or, if unrated, determined by DeAM, Inc. to be of similar quality).

Fixed income securities in which the Fund may invest include the following:

- U.S. government securities that are issued or guaranteed by the U.S. Treasury, or by agencies or instrumentalities of the U.S. Government. Certain of the U.S. Government securities in which the Fund may invest are not guaranteed by the U.S. government and are supported solely by the credit of the instrumentality.

- U.S. dollar-denominated securities issued by domestic or foreign corporations, foreign governments or supranational entities.

- U.S. dollar-denominated asset-backed securities issued by domestic or foreign entities.

- Mortgage pass-through securities issued by governmental and non-governmental issuers.

- Collateralized mortgage obligations, real estate mortgage investment conduits, and commercial mortgage backed securities.

- Obligations issued or guaranteed, or backed by securities issued or guaranteed, by the U.S. government, or any of its agencies or instrumentalities, including Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs), Treasury Receipts (TRs) and zero coupon securities, which are securities consisting of either the principal component or the interest component of a U.S. Treasury bond.

The following policies are employed to attempt to reduce the risks involved in investing in fixed income securities:

-     Assets are allocated among a diversified group of issuers.


- Investments are primarily made in fixed income securities that are rated, at the time of purchase, within the top four rating categories as rated by Moody's Investors Service, Inc., the Standard & Poor's Division of The McGraw-Hill Companies, Inc., or Fitch, another NRSRO, or, if unrated, determined by DeAM,Inc. to be of comparable quality.



- Average portfolio duration of no longer than 3 years is targeted by investing in fixed income securities with short- to intermediate-term MATURITIES. Generally, rates of short-term investments fluctuate less than longer-term investments.


MATURITY measures the time remaining until an issuer must repay a bond's principal in full.

SHORT-TERM INVESTMENTS -- The Fund will also invest in short-term investments, including money market mutual funds, to meet shareholder withdrawals and other liquidity needs. These short-term investments, such as commercial paper and certificates of deposit, will be rated, at the time of purchase, in one of the top two short-term rating categories by a NRSRO, or if unrated, are determined to be of similar quality by DeAM, Inc.

DERIVATIVE INSTRUMENTS -- The Fund may invest in various instruments commonly known as "derivatives" to increase its exposure to certain groups of securities. The derivatives that the Fund may use include futures contracts, options on futures contracts and forward contracts. These instruments are commonly used for traditional hedging purposes to attempt to protect an investor from the risks of changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Fund may use derivatives to keep cash on hand to meet shareholder redemptions, as a hedging strategy to maintain a specific portfolio duration, or to protect against market risk. When employing the global asset allocation strategy, the Fund may use derivatives for leveraging, which is a way to attempt to enhance returns. The Fund will only use these securities if it is believed that their return potential more than compensates for the extra risks associated with using them.

OTHER INVESTMENTS -- The Fund may also invest in and utilize the following investments and investment techniques and practices: Rule 144A securities, when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements, to be announced securities ("TBA securities") and dollar rolls.

PRINCIPAL RISKS

Set forth below are some of the prominent risks associated with fixed income investing and the risks of investing in the Fund in general. Although an attempt is made to assess the likelihood that these risks may actually occur and to limit them, there can be no guarantee that it will succeed. The value of an investment in the Fund will fluctuate. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investors could lose money.

INTEREST RATE -- All debt securities face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise (and increase when interest rates fall).

CREDIT -- An investor purchasing a fixed income security faces the risk that the value of the security may decline because the creditworthiness of the issuer may decline or the issuer may fail to make timely payment of interest or principal.

PREPAYMENT -- As interest rates decline, the issuers of fixed income securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities.

MARKET -- Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions, which could have an impact on the Fund's fixed income investments.

SECURITY SELECTION -- While the Fund invests in short- to intermediate-term securities, which by nature are relatively stable investments, the risk remains that the securities selected will not perform as expected.

LIQUIDITY -- Liquidity risk is the risk that a security cannot be sold or disposed of quickly at a price that reflects its estimated value. The Fund limits its investments in illiquid securities to 15% of its net assets.

PRICING -- When price quotations for securities are not readily available, their value is determined by the method that most accurately reflects their current worth under procedures adopted by the Portfolio's Board of Trustees. This procedure implies an unavoidable risk: the risk that the prices are higher or lower than the prices that the securities might actually command if sold. If the securities have been valued too highly, the investor may pay too much for Fund shares when purchased. If the prices are underestimated, the investor may not receive the full market value for Fund shares when sold.

DERIVATIVE -- Derivatives are more volatile and less liquid than traditional fixed income securities. Risks associated with derivatives include:

-     the derivative may not fully offset the underlying positions;

- the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

- the possibility the Fund cannot sell the derivative because of an illiquid secondary market.

The use of derivatives for leveraging purposes tends to magnify the effect of an instrument's price changes as market conditions change.

FOREIGN INVESTMENT -- To the extent that the Fund invests in securities traded on markets outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the `numbers' themselves sometimes mean different things, research efforts are devoted to understand and assess the impact of these differences upon a company's financial condition. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which would decrease the value of the investment to U.S. investors.

LOWER RATED SECURITIES -- The Fund may invest in debt securities rated in the fifth and sixth long-term ratings categories. The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the lower-rated securities are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Portfolio's Board of Trustees. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. Since the risk of default is higher for lower-rated securities, the Investment Adviser's research and credit analysis are an especially important part of managing securities of this type.

In considering investments for the Fund, DeAM, Inc. attempts to identify those issuers of high yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. DeAM, Inc.'s analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

INITIAL PUBLIC OFFERINGS -- Securities purchased in initial public offerings
(IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the Fund's performance if it has a small asset base. A fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that a fund will be able to obtain proportionately larger IPO allocations.

PORTFOLIO HOLDINGS


A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's underlying portfolio securities is available in the Fund's Statement of Additional Information ("SAI") and on its website at www.scudder.com. In addition, investors should note that the Portfolio publishes a complete list of month-end portfolio holdings on its website at www.scudder.com approximately 15 days after the end of each calendar month. Such information will remain online for up to 4 months.


PAST PERFORMANCE

The chart and table on the following page provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year and by showing how the Fund's average annual returns have compared to those of a broad measure of market performance. Fee waivers and/or reimbursements reduced Fund expenses and in the absence of such waivers and/or reimbursements the performance quoted would be reduced. As with all mutual funds, past performance is not a prediction of future results.


The bar chart does not reflect the impact of taxes on distributions or sales charges applicable to Class A shares which, if reflected, would lower the returns shown. Average annual total returns for the Fund's Class A shares include deduction of the 3.5% front-end sales charge. Class B shares include the appropriate deferred sales charge, which is 5% in the first year declining to 0% in the sixth and later years. Class C shares include the deferred sales charge of 1% in the first year.


Investors should note that the performance of the Fund before November 17, 2004, as shown in this section, was obtained while the Fund had a different investment objective and investment strategies, and different fees and expenses.

Security Capital Preservation Fund - Class A

HIGHEST AND LOWEST RETURNS
(Quarterly 2000-2004)


HIGHEST QUARTER
Q4 ended December 31, 2004      3.33%

LOWEST QUARTER
Q3 ended September 30, 2004     0.78%





                                   [BAR CHART]

2000            6.60%
2001            6.02%
2002            4.51%
2003            3.51%
2004            6.09%

AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2004)


                                                                                 1 Year        5 Years       Life of Fund(1)
Class A
  Return Before Taxes                                                              2.41%          4.60%           4.74%
  Return After Taxes on Distributions(2)                                           0.25%          2.56%           2.67%
  Return After Taxes on Distributions and Sale of Fund Shares(2)                   1.74%          2.72%           2.81%
Class B                                                                            0.56%          4.50%           4.88%
Class C                                                                            4.83%          5.09%           5.14%
Lehman Brothers 1-3 Year Government/Credit Index(3)
  (reflects no deduction for fee expenses)                                         1.30%          5.09%           5.14%(4)


1     For the period beginning May 3, 1999 (date of inception) to December 31,
      2004.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

3 Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index that tracks investment grade bonds including U.S. government bonds and corporate bonds with maturities of between 1 and 3 years.

4 Index performance information is only available to the Fund at the beginning of each month. The Lehman Brothers 1-3 Year Government/ Credit Index is for the period May 1, 1999 to December 31, 2004. Index performance assumes reinvestment of dividends and distributions.

FEES AND EXPENSES OF THE FUND

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                        Class A Shares(1)            Class B Shares(2)           Class C Shares(3)
                                                        -----------------   ---------------------------------    -----------------
Maximum Sales Charge Imposed on Purchases                    3.5%                       None                            None
(as a percentage of offering price)

Maximum Sales Charge Imposed on Reinvested
Dividends                                                    None                       None                            None

Maximum Deferred Sales Charge                                                 5% during the first year,
(as a percentage of original purchase price or                              decreasing to 0% in the sixth
redemption proceeds, whichever is lower)                     None                 and following years                     1%

Maximum Redemption Charge(4)                                 None                       None                            None

1 Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales charge; however, a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

2 Class B shares convert tax-free to Class A shares automatically after eight years.

3 A deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

4 Previously, the Fund had a redemption charge of 2% which was eliminated as of October 18, 2004 in connection with the change in the investment objective of the Fund to permit shareholders to redeem from the Fund without penalty. The Fund's Board of Directors may determine at a future date that it is appropriate to reinstate a similar redemption fee.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


                                                                                                     Total Annual Fund
             Management     Distribution      Other       Total Annual Fund      Total Waivers     Operating Expenses With
               Fees(1)      (12b-1) Fees   Expenses(2)  Operating Expenses(3)  and Reductions(4)   Waivers or Reductions(5)
             ----------     ------------   -----------  ---------------------  -----------------   ------------------------
Class A         0.70%           0.25%         0.35%             1.30%                0.28%                 1.02%
Class B         0.70%           0.75%         0.35%             1.80%                0.28%                 1.52%
Class C         0.70%           0.50%         0.35%             1.55%                0.28%                 1.27%


1 The Fund does not directly pay a management fee. However, the Portfolio pays a management fee to its investment adviser, DeAM, Inc.

2     "Other Expenses" have been restated to reflect current fees.

3 Information on the annual Fund operating expenses reflects the expenses of both the Fund and the Portfolio.

4 DeAM, Inc. has contractually agreed to limit the Portfolio's total expenses to 0.48% until February 1, 2006. This undertaking currently results in an estimated waiver/reimbursement of fees and expenses (after restatement to reflect current expenses) equal to 0.28% of the Portfolio's average daily net assets, although the amount of the waiver or reimbursement may vary over time due to fluctuations in asset levels or expenses, or for other reasons.

5 In addition to the waiver/reimbursement agreed to by DeAM, Inc. with respect to the Portfolio, Security Management Company, LLC ("SMC"), the Fund's Administrator, has agreed that if the total annual expenses of the Fund, exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions, and Rule 12b-1 fees, but inclusive of its own fee, exceeds 1.50%, SMC will contribute to the Fund an amount and/or waive its fee as may be necessary to insure that the total annual expenses do not exceed such amount.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period.


              1 YEAR      3 YEARS      5 YEARS    10 YEARS
              ------      -------      -------    --------
Class A       $  450      $ 721        $ 1,012     $ 1,839
Class B       $  655      $ 839        $ 1,149     $ 1,961
Class C       $  229      $ 462        $   818     $ 1,822


You would pay the following expenses if you did not redeem your shares.


              1 YEAR      3 YEARS      5 YEARS    10 YEARS
              ------      -------      -------    --------
Class A       $  450      $  721       $ 1,012     $ 1,839
Class B       $  155      $  539       $   949     $ 1,961
Class C       $  129      $  462       $   818     $ 1,822


MANAGEMENT OF THE FUND

BOARD OF DIRECTORS -- The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Directors, and the Directors supervise all of the Fund's activities on their behalf.

OTHER SERVICES -- The Fund's administrator, Security Management Company, LLC ("SMC" or the "Administrator") provides administrative services, fund accounting services and transfer agency services to the Fund. Investment Company Capital Corp. provides administrative services -- such as portfolio accounting, legal services and other services -- for the Portfolio.

Pursuant to a separate Management Services Agreement, SMC also performs certain other services on behalf of the Fund. Under this Agreement, SMC provides, among other things, feeder fund management and administrative services to the Fund which include:

-     monitoring the performance of the Portfolio;

-     coordinating the Fund's relationship with the Portfolio;

- communicating with the Fund's Board of Directors and shareholders regarding the Portfolio's performance and the Fund's two tier structure, and in general;

- assisting the Board of Directors of the Fund in all aspects of the administration and operation of the Fund.

For these services, the Fund pays SMC a fee at the annual rate of 0.05% of its average daily net assets, calculated daily and payable monthly.

For providing certain shareholder services to the Fund, SMC receives from DeAM, Inc. a fee which is equal on an annual basis to 0.20% of the aggregate net assets of the Fund invested in the Portfolio. The fee is not an expense of the Fund or the Portfolio.

SUB-ADVISER AUTHORIZATION -- Although the Fund has not currently retained the services of an investment adviser or sub-adviser, it may do so in the future. Accordingly, SMC and the Fund have received from the U.S. Securities and Exchange Commission an exemptive order for a multi-manager structure that allows SMC to hire, replace or terminate sub-advisers without the approval of shareholders. The order also allows SMC to revise a sub-advisory agreement with the approval of the Board of Directors, but without shareholder approval. If a new sub-adviser is hired, shareholders will receive information about the new sub-advisor within 90 days of the change. The order allows the Fund to operate more efficiently and with greater flexibility. Should the Fund use the service of a sub-adviser in the future, SMC would anticipate providing the following oversight and evaluation services to the Fund:

-     performing initial due diligence on prospective sub-advisers for the Fund

-     monitoring the performance of the sub-adviser(s)

-     communicating performance expectations to the sub-adviser(s)

- ultimately recommending to the Board of Directors whether a sub-adviser's contract should be renewed, modified or terminated.

SMC does not expect it would recommend frequent changes of sub-advisers.

MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER -- Under the supervision of the Board of Trustees of the Portfolio, DeAM, Inc. with headquarters at 445 Park Avenue, New York, New York 10017, acts as the Master Portfolio's Investment Adviser. As Investment Adviser, DeAM, Inc. makes the Portfolio's investment decisions. It buys and sells securities for the Portfolio and conducts the research that leads to the purchase and sale decisions. For its services as investment adviser, DeAM, Inc. receives a fee of 0.70% of the Portfolio's average daily net assets.


A discussion regarding the basis of the Board of Trustees of the Portfolio approving any investment advisory contract of the Portfolio will be available in the Fund's semi-annual report for the fiscal half-year ending March 31, 2005.



DeAM, Inc. provides a full range of investment advisory services to retail and institutional clients, and as of June 30, 2004, had total assets of approximately $699.9 billion under management.


DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

PORTFOLIO MANAGERS -- ERIC KIRSCH, Managing Director of DeAM, Inc., has managed the Portfolio since its inception in December 1998. Mr. Kirsch joined DeAM, Inc. in 1980. He is a Chartered Financial Analyst charterholder with 22 years of investment experience.

SEAN P. MCCAFFREY, Managing Director of DeAM, Inc., is head of DeAM, Inc. New York Fixed Income Enhanced Strategies and Mutual Funds. Mr. McCaffrey joined DeAM, Inc. in 1996. He is a Chartered Financial Analyst charterholder.


ROBERT WANG, Managing Director of DeAM, Inc., is responsible for the portfolio management activities of global and tactical asset allocation portfolios. Mr. Wang joined DeAM, Inc. in 1995.



JOHN D. AXTELL, Managing Director of DeAM, Inc., has been portfolio manager since its inception. Mr. Axtell joined DeAM, Inc. in 1990.


ANDREW CESTONE, Managing Director of DeAM, Inc, manages the Portfolio's assets invested in high yield securities. Mr. Cestone is the lead manager of Scudder High Income Plus Fund and Scudder High Income Fund. He joined DeAM, Inc. in 1998.

REGULATORY AND LITIGATION MATTERS -- Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments, an affiliate of DeAM, Inc. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the Portfolio or DeAM, Inc. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the Scudder funds' investment advisors and their affiliates, certain individuals, including in some cases Scudder fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, it is not anticipated that the pending lawsuits will have a material adverse financial impact on DeAM, Inc.

ORGANIZATIONAL STRUCTURE

The Fund is a "feeder fund" that invests all of its assets in a "master portfolio," the PreservationPlus Income Portfolio (i.e., the Portfolio). The Fund and the Portfolio have the same investment objective. The Portfolio is advised by DeAM, Inc.

The Portfolio may accept investments from other feeder funds. Each feeder bears the Portfolio's expenses in proportion to its assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio or take other action.

CALCULATING THE FUND'S SHARE PRICE

The Fund's share price is calculated daily (also known as the "net asset value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for business. The formula for calculating the Fund's NAV by class calls for deducting all of the liabilities of each class from the total of its assets (the market value of the securities plus cash reserves) and dividing the result by the number of outstanding shares of that class.

The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

Prices for securities that trade on foreign exchanges can change significantly on days when the NYSE is closed and you cannot buy or sell Fund shares. These price changes may ultimately affect the price of Fund shares the next time the Fund calculates its NAV.

Because the Fund invests substantially all of its investable assets in the Portfolio, its NAV is based on the net asset value per share of the Portfolio. Portfolio securities and other investments are valued at market value when market quotations are readily available. Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, the mean of the last bid and asked prices is used. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Market quotations for securities prices may be obtained from automated pricing services. When market quotations are not readily available, securities and other assets are valued at fair value in accordance with procedures adopted by the Portfolio's board of trustees. Investments in securities maturing in 60 days or less may be valued at amortized cost.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), DeAM, Inc., in good faith, establishes a fair value for the security in accordance with the Portfolio's valuation procedures. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. DeAM, Inc. makes such determinations in good faith in accordance with the Portfolio's valuation procedures. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value per share.

It is expected that the greater the percentage of Portfolio assets that are invested in non-U.S. securities, the more extensive will be the Portfolio's use of fair value pricing. This is intended to reduce the Portfolio's exposure to "time zone arbitrage" and other harmful trading practices.

For further information about valuation of investments, see the Statement of Additional Information.

BUYING SHARES

Shares of the Fund are available through broker/dealers, banks, and other financial intermediaries that have an agreement with the Fund's Distributor, Security Distributors, Inc. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Fund. Fund shares purchased directly from the Fund are not assessed such additional charges but may have a front-end sales charge as noted under "Class A shares."

There are three different ways to buy shares of the Fund -- Class A shares, Class B shares or Class C shares. The different classes of a Fund differ primarily with respect to the sales charges and Rule 12b-1 distribution and service fees for each class. The minimum initial investment is $100. Subsequent investments must be $100 (or $20 under an Accumulation Plan). The Fund reserves the right to reject in whole or in part any order to purchase shares.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.



What this means for you: The Fund must obtain the following information for each person that opens an account:



-     Name;



-     Date of birth (for individuals);



- Residential or business street address (although post office boxes are still permitted for mailing); and



- Social Security number, taxpayer identification number, or other identifying number.



You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.



Federal law prohibits the Fund and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.


MARKET TIMING/SHORT-TERM TRADING -- Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one Fund to another and then back again after a short period of time.

Investors that engage in market timing present risks to other investors. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of the Fund's shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund's shares may force the underlying Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more investors engage in excessive or short-term trading. For example, the Fund, through the Portfolio, may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance, and these costs are borne by all shareholders, including long-term investors who do not generate these costs.

The Fund's Board of Directors has adopted policies and procedures against market timing and discourages market timing or excessive trading. If you wish to engage in such practices, we request that you do not purchase shares of the Fund and note that the Fund will not accommodate market timing. The Fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction (as discussed in the section titled "Exchange Privilege" of this Prospectus), that it determines to be market timing or excessive trading by a shareholder or accounts under common control. In making this determination, the Fund will consider, among other things, the total dollar amount being exchanged, the number of exchanges made within the previous 90 days, whether the exchanges appear to follow a pattern designed to take advantage of short-term market fluctuations, and whether the exchanges appear to be part of a group of exchanges made by a third party on behalf of individual owners in the group.

Investors who make two round trip trades in a ninety day period will receive a warning letter, and investors who make three round trip trades in a ninety day period and who have been sent a warning letter will be able to effect transactions in Fund Shares only via regular first-class U. S. Postal Service mail. A "round trip" occurs when an investor makes a redemption followed by a similar purchase, or a purchase followed by a similar redemption, within a 90 day period that exceeds $10,000 in value, although the Fund reserves the right to consider transactions in lesser amounts to constitute round trips. Exchanges are purchases and redemptions for purposes of the above. However, exchange requests received through the United States Postal Service will be excluded from the monitoring process.

While the Fund discourages excessive short-term trading, and applies the policies above on a uniform basis, the Fund cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.

CLASS A SHARES -- Class A shares are subject to a sales charge at the time of purchase. An order for Class A shares will be priced at the Fund's NAV next calculated after the order is accepted by the fund, plus the sales charge, set forth in the following table. The NAV, plus the sales charge is the "offering price." The Fund's NAV is generally calculated as of the close of trading on each day the NYSE is open. An order for Class A shares is priced at the NAV next calculated after the order is accepted by the Fund, plus the sales charge.

                                  SALES CHARGE
                      --------------------------------------
                      APPLICABLE    PERCENTAGE
AMOUNT OF             PERCENTAGE      OF NET      PERCENTAGE
PURCHASE AT           OF OFFERING     AMOUNT     REALLOWABLE
OFFERING PRICE          PRICE       INVESTED      TO DEALERS
--------------        -----------   ----------   -----------
Less than $100,000       3.5%          3.63%         3.0%

$100,000 but less        2.5%          2.56%         2.0%
   than $500,000

$500,000 but less        1.5%          1.52%         1.0%
   than $1,000,000

$1,000,000 and over      None          None      (See below)

The Distributor will pay a commission to dealers on purchases of $1,000,000 or more as follows: 0.50% on sales up to $5,000,000, plus 0.25% on sales of $5,000,000 or more up to $10,000,000, and 0.10% on any amount of $10,000,000 or more.

As indicated in the table above, substantial investments receive lower sales charge rates. In order to reduce your Class A sales charges, you, your spouse, and your dependents (under the age of 21) may combine all of your Fund investments into one purchase. You may also, under rights of accumulation, combine all previous purchases of the Fund with a contemplated current purchase and receive the reduced applicable front-end sales charge. In addition, you may submit a Statement of Intention to help reduce your sales charges. This Statement allows you to count all Class A investments within a 13 month period as if you were making all of the investments at the same time, in order to qualify for reduced sales charges. If you do not fulfill the commitment reflected in your Statement of Intention, you will bear the sales charge rate associated with your total purchases, less redemptions. The Fund also makes available a reinstatement privilege to reduce your sales charges in the event you redeem your shares and then subsequently reinstate your account within 30 days. Furthermore, Class A shares of the Fund may be purchased without a sales charge when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed.

The Distributor must be notified when a purchase is made that may qualify under any of the above provisions. Consequently, an investor acquiring Class A shares directly from the Distributor must indicate in the purchase order that the purchase may qualify under any of the above provisions, and must provide enough information to substantiate the claim. If an investor purchases Class A shares through a dealer or other financial intermediary, the investor must inform the dealer or intermediary of any facts, including any records required by the intermediary, that may qualify a purchase for any of the above provisions, such as other holdings of Class A shares held directly with the Funds or through other accounts with other dealers or financial intermediaries.


Please see Appendix A and the SAI for a more detailed description of options that are available for reducing the sales charge applicable to purchases of Class A shares. For more information, you may also consult your broker or financial intermediary, or visit our website at www.securitybenefit.com. This website provides hyperlinks that facilitate access to information, stated in a clear and prominent format, that will assist you in understanding the methods available to reduce your Class A sales charges as well as provide you other information on the Fund's sales loads and breakpoint discounts.


CLASS A DISTRIBUTION PLAN -- The Fund has adopted a Class A Distribution Plan that allows the Fund to pay distribution fees to the Fund's Distributor. The Distributor uses the fees to finance activities related to the sale of Class A shares and services to shareholders. The distribution and service fee is equal to 0.25% of the average daily net assets of the Fund's Class A shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

CLASS B SHARES -- Class B shares are not subject to a sales charge at the time of purchase. An order for Class B shares will be priced at the Fund's NAV next calculated after the order is accepted by the Fund. The Fund's NAV is generally calculated as of the close of trading on each day the NYSE is open.

Class B shares are subject to a deferred sales charge if redeemed within 5 years from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred sales charge is based upon the number of years since the shares were purchased, as follows:

 NUMBER OF              DEFERRED
YEARS SINCE               SALES
  PURCHASE               CHARGE
------------            ---------
    1                      5%
    2                      4%
    3                      3%
    4                      3%
    5                      2%
6 and more                 0%


The Distributor will waive the deferred sales charge under certain circumstances. See the section titled "Waiver of Deferred Sales Charge."


CLASS B DISTRIBUTION PLAN -- The Fund has adopted a Class B Distribution Plan that allows the Fund to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class B shares and services to shareholders. The distribution and service fee is equal to 0.75% of the average daily net assets of the Fund's Class B shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert to Class A shares on the eighth anniversary of purchase. This is advantageous to such shareholders because Class A shares are subject to a lower distribution fee than Class B shares. A pro rata amount of Class B shares purchased through the reinvestment of dividends or other distributions is also converted to Class A shares each time the shares purchased directly are converted.

CLASS C SHARES -- Class C shares are not subject to a sales charge at the time of purchase. An order for Class C shares will be priced at the Fund's NAV next calculated after the order is accepted by the Fund. The Fund's NAV is generally calculated as of the close of trading on each day the NYSE is open.


Class C shares are subject to a deferred sales charge of 1.00% if redeemed within one year from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed. The Distributor will waive the deferred sales charge under certain circumstances. See the section titled "Waiver of Deferred Sales Charge."


CLASS C DISTRIBUTION PLAN -- The Fund has adopted a Class C Distribution Plan that allows the Fund to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class C shares and services to shareholders. The distribution and service fee is equal to 0.50% of the average daily net assets of the Fund's Class C shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

WAIVER OF DEFERRED SALES CHARGE -- The Distributor will waive the deferred sales charge under the following circumstances:

- Upon the death of the shareholder if shares are redeemed within one year of the shareholder's death

- Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder becoming disabled and the shareholder was not disabled when the shares were purchased

- In connection with required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code ("Code")

-     In connection with distributions from retirement plans qualified under
      Section 401(a) or 401(k) of the Code for:

      -     returns of excess contributions to the plan

      -     retirement of a participant in the plan

      - a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge)

- Upon the financial hardship (as defined in regulations under the Code) of a participant in a plan

-     Upon termination of employment of a participant in a plan

-     Upon any other permissible withdrawal under the terms of the plan

SELLING SHARES

Selling your shares of the Fund is called a "redemption," because the Fund buys back its shares. A shareholder may sell shares at any time. Shares will be redeemed at the NAV next determined after the order is accepted by the Fund's transfer agent, less any applicable deferred sales charge. The Fund's NAV is generally calculated as of the close of trading on each day the NYSE is open. Any share certificates representing Fund shares being sold must be returned with a request to sell the shares. The value of your shares at the time of redemption may be more or less than their original cost. The Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities selected in the sole discretion of the Fund.

When redeeming recently purchased shares, if the Fund has not collected payment for the shares, it may delay sending the proceeds until it has collected payment, which may take up to 15 days.

BY MAIL -- To sell your shares, send a letter of instruction that includes:

-     The name and signature of the account owner(s)

-     The name of the Fund

-     The reason you are selling your shares

-     The dollar amount or number of shares to sell

-     Where to send the proceeds

-     A signature guarantee if

      - The check will be mailed to a payee or address different than that of the account owner, or

      -     The sale of shares is more than $25,000.

A SIGNATURE GUARANTEE helps protect against fraud. Banks, brokers, credit unions, national securities exchanges and savings associations provide signature guarantees. A notary public is not an eligible signature guarantor. For joint accounts, both signatures must be guaranteed.

Mail your request to:

            Security Management Company, LLC
            P.O. Box 750525
            Topeka, KS 66675-9135

Signature requirements vary based on the type of account you have:

- INDIVIDUAL OR JOINT TENANTS: Written instructions must be signed by an individual shareholder, or in the case of joint accounts, all of the shareholders, exactly as the name(s) appears on the account.

- UGMA OR UTMA: Written instructions must be signed by the custodian as it appears on the account.

- SOLE PROPRIETOR OR GENERAL PARTNER: Written instructions must be signed by an authorized individual as it appears on the account.

- CORPORATION OR ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. A certified resolution dated within six months of the date of receipt, authorizing the signer to act, must accompany the request if not on file with the Fund.

- TRUST: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear on the account, a certified certificate of incumbency dated within 60 days must also be submitted.

-     RETIREMENT: Written instructions must be signed by the account owner.

BY TELEPHONE -- If you selected this option on your account application, you may make redemptions from your account by calling 1-800-888-2461 on weekdays (except holidays) between 7:00 a.m. and 6:00 p.m., Central time. The Fund requires that requests for redemptions over $25,000 be in writing with signatures guaranteed. You may not close your account by telephone or redeem shares for which a certificate has been issued. If you would like to establish this option on an existing account, please call 1-800-888-2461. Shareholders may not redeem shares held in an Individual Retirement Account ("IRA") or 403(b)(7) account by telephone.

BY BROKER -- You may redeem your shares through your broker. Brokers may charge a commission upon the redemption of shares.

PAYMENT OF REDEMPTION PROCEEDS -- The Fund may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for a reason other than a weekend or holiday, or any emergency is deemed to exist by the U.S. Securities and Exchange Commission.

BY CHECK. Redemption proceeds will be sent to the shareholder(s) of record at the address on our records generally within seven days after receipt of a valid redemption request. For a charge of $20 deducted from redemption proceeds and upon the shareholder's request, the Administrator will provide a certified or cashier's check, send the redemption proceeds by express mail, and/or send the proceeds by wire transfer. Wire transfers require receipt of appropriate wire transfer instructions from the shareholder. In addition, redemption proceeds can be sent by electronic funds transfer, free of charge, to the shareholder's bank account.

DIVIDENDS AND TAXES


The Fund declares income dividends daily and pays them monthly. The Fund distributes capital gains on an annual basis. Your dividends and capital gains distributions will be reinvested in shares of the Fund unless you otherwise notify the Fund. There are no fees or sales charges on reinvestments.


TAX ON DISTRIBUTIONS -- Fund dividends and distributions are taxable to shareholders (unless your investment is in an IRA or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax, dividends and distributions may be subject to state and local taxes. If the Fund declares a dividend or distribution in October, November or December but pays it in January, you may be taxed on that dividend or distribution as if you received it in the previous year.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. This rate does not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:


- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.



- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.



- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.



- Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.


Your share of interest earned by the Fund from bonds and other debt securities will be taxed at ordinary income rates. The Fund has "short-term capital gains" when it sells assets within 12 months after buying it. Your share of the Fund's net short term capital gains will also be taxed at ordinary income rates.

The Fund has "long-term capital gains" when it sells a security that it has owned for more than 12 months. Distributions designated by the Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares. The Fund expects that its distributions will consist primarily of ordinary income.

Tax-deferred retirement accounts do not generate a tax liability unless you are taking a distribution or making a withdrawal.

The Fund will mail you information concerning the tax status of the distributions for each calendar year on or before January 31 of the following year.

TAXES ON SALES OR EXCHANGES -- You may be taxed on any sale or exchange of Fund shares. The amount of gain or loss will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them.

The section above can provide a guide for your potential tax liability when selling or exchanging Fund shares. "Short-term capital gains" applies to Fund shares sold or exchanged up to one year after buying them. "Long-term capital gains" applies to shares held for more than one year.

BACKUP WITHHOLDING -- As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

NEW TAX LEGISLATION -- Pursuant to recently passed tax legislation, a regulated investment company (a "RIC") such as the Fund that earns certain interest income that would not be subject to U.S. tax if earned by a foreign person directly will be permitted, to the extent of such income, to designate a dividend it pays as derived from such interest income. A foreign person who is a shareholder in the RIC generally will be able to treat such a dividend as exempt from gross-basis U.S. tax, as if the foreign person had earned the interest directly. The new law generally applies to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. See the SAI for more information about the new legislation, particularly as to matters concerning distributions of short-term capital gains to foreign shareholders and estate taxes imposed upon foreign shareholders.


You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the Statement of Additional Information for additional tax information


SHAREHOLDER SERVICES

ACCUMULATION PLAN -- An investor may choose to invest in the Fund through a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments, and is terminable at will.

Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment.

Investors may also choose to use an Automatic Investment Plan (automatic bank draft) to make Fund purchases. There is no additional charge for choosing to use an Automatic Investment Plan. Withdrawals from your bank account may occur up to 3 business days before the date scheduled to purchase Fund shares. An application for an Automatic Investment Plan may be obtained from the Fund.

SYSTEMATIC WITHDRAWAL PROGRAM -- Shareholders who wish to receive regular monthly, bi-monthly, quarterly, semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A shareholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current aggregate net asset value of $5,000 or more are deposited with the Administrator, which will act as agent for the shareholder under the Program. Shares are liquidated at net asset value less any applicable Redemption Fee. The Program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or redeemed from the account.

A shareholder may establish a Systematic Withdrawal Program with respect to Class B or Class C shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B or Class C shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B or Class C shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Class B Shares," or "Class C Shares," as applicable. A Systematic Withdrawal form may be obtained from the Fund.

EXCHANGE PRIVILEGE -- Shareholders who own shares of the Fund may exchange those shares for shares of the Diversified Income or High Yield series of Security Income Fund(R) or for shares of other mutual funds distributed by the Distributor (the "Security Funds"). An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges, including the Fund's right to reject any order to purchase shares.

Shareholders, except those who have purchased through the following custodial accounts of the Administrator, 403(b)(7) accounts, Simplified Employee Pension ("SEP") accounts and Savings Incentive Match Plans for Employees ("SIMPLE") Plans, may also exchange their shares for shares of Security Cash Fund. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee is presently imposed on such an exchange. Class A, Class B and Class C shares of the Fund may be exchanged for Class A, Class B and, if applicable, Class C shares, respectively, of another Security Fund. Any applicable contingent deferred sales charge will be calculated from the date of the initial purchase.

The terms of an employee-sponsored retirement plan may affect a shareholder's right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

For tax purposes, an exchange is a sale of shares, which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after the exchanged shares were acquired.

Exchanges are made upon receipt of a properly completed Exchange Authorization form. This privilege may be changed or discontinued at any time at the discretion of the management of the Fund upon 60 days' notice to shareholders. Before exchanging your shares for shares of another other mutual fund distributed by the Distributor, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the Security Fund into which an exchange is made will be given to each shareholder exercising this privilege.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt the Fund's performance and its other shareholders, the Fund reserves the right to limit the amount or number of exchanges or discontinue this privilege if (1) the Fund believes that the Fund would be harmed or unable to invest effectively, or (2) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Fund may also reject future investments from a shareholders if the shareholder engages in, or is suspected to engage in, short-term or excessive trading.

DOLLAR COST AVERAGING. Only for shareholders of a tax-sheltered annuity ("TSA") account sponsored by the Administrator and opened on or after June 5, 2000, a special exchange privilege is available. This privilege allows such shareholders to make periodic exchanges of shares from the Fund (held in non-certificate form) to one or more of the funds available under the exchange privilege as described above. Such periodic exchanges in which securities are purchased at regular intervals are known as "dollar cost averaging." With dollar cost averaging, the cost of the securities gets averaged over time and possibly over various market cycles. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

You may obtain a Dollar Cost Averaging Request form from the Administrator. You must designate on the form whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. The Administrator will exchange shares as requested on the first business day of the month. The Administrator will make exchanges until your account value in the Fund is depleted or until you instruct the Administrator to terminate dollar cost averaging. You may instruct the Administrator to terminate dollar cost averaging at any time by written request.

ASSET REBALANCING. Only for shareholders of a TSA account sponsored by the Administrator and opened on or after June 5, 2000, a special exchange privilege is available that allows participants to automatically exchange shares of the funds on a quarterly basis to maintain a particular percentage allocation among the funds. The available funds are those discussed above under the exchange privilege and shares of such funds must be held in non-certificate form. Your account value allocated to a fund will grow or decline in value at different rates during the selected period, and asset rebalancing will automatically reallocate your account value in the funds to the allocation you select on a quarterly basis.

You may obtain an Asset Rebalancing Request form from the Administrator. You must designate on the form the applicable funds and the percentage of account value to be maintained in each fund. Thereafter, the Administrator will exchange shares of the funds to maintain that allocation on the first business day of each calendar quarter. You may instruct the Administrator to terminate asset rebalancing at any time by written request.

RETIREMENT PLANS -- The Fund has available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Code. Further information concerning these plans is contained in the Fund's Statement of Additional Information.

GENERAL INFORMATION

SHAREHOLDER INQUIRIES -- Shareholders who have questions concerning their account or wish to obtain additional information, may call the Fund (see back cover for address and telephone numbers), or contact their securities broker.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for its Class A shares, Class B shares and Class C shares during the period since commencement of the Fund or share class. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report which is available upon request.



Investors should note that the performance of the Fund before November 17, 2004, as shown in this section, was obtained while the Fund had a different investment objective and investment strategies, and different fees and expenses.


SECURITY CAPITAL PRESERVATION FUND


                                                                       FISCAL YEAR ENDED SEPTEMBER 30
                                                       -----------------------------------------------------------------------
                                                        2004             2003            2002            2001           2000
                                                       --------        --------        --------        --------       --------
CLASS A - PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.............       $  10.00        $  10.00        $  10.00        $  10.00       $  10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income...........................           0.35            0.36            0.48            0.60           0.65

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income...........................          (0.35)          (0.36)          (0.48)          (0.60)         (0.65)
Realized gains..................................          (0.15)          (0.08)            ---             ---            ---
Reverse stock split.............................           0.15            0.08             ---             ---            ---
                                                       --------        --------        --------        --------       --------
Total distributions.............................          (0.35)          (0.36)          (0.48)          (0.60)         (0.65)
                                                       --------        --------        --------        --------       --------
NET ASSET VALUE END OF PERIOD...................       $  10.00        $  10.00        $  10.00        $  10.00       $  10.00
                                                       ========        ========        ========        ========       ========
TOTAL INVESTMENT RETURN(a)......................           3.60%           3.64%           4.94%           6.15%          6.65%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)...........        $377,026        $294,501        $361,411        $208,117       $198,235

Ratio of net investment income to average net
   assets.......................................           3.64%           3.68%           4.72%           6.00%          6.51%
Ratio of expenses to average net assets(b)......           1.49%           1.45%           1.37%           1.20%          1.00%
Ratio of expenses to average net assets
   before waivers(b)............................           1.59%           1.53%           1.50%           1.61%          1.64%
Portfolio Turnover Rate                                     120%            244%             62%             13%          __ (c)

CLASS B - PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.............       $  10.00        $  10.00        $  10.00        $  10.00       $  10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income...........................           0.30            0.31            0.43            0.55           0.60

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income...........................          (0.30)          (0.31)          (0.43)          (0.55)         (0.60)
Realized gains..................................          (0.15)          (0.08)            ---             ---            ---
Reverse stock split.............................           0.15            0.08             ---             ---            ---
                                                       --------        --------        --------        --------       --------
Total distributions.............................          (0.30)          (0.31)          (0.43)          (0.55)         (0.60)
                                                       --------        --------        --------        --------       --------
NET ASSET VALUE END OF PERIOD...................       $  10.00        $  10.00        $  10.00        $  10.00       $  10.00
                                                       ========        ========        ========        ========       ========
TOTAL INVESTMENT RETURN(a)......................           3.03%           3.12%           4.42%           5.68%          6.12%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)............       $ 40,439        $ 35,989        $ 20,677        $  3,033       $    790
Ratio of net investment income to average net
   assets.......................................           3.14%           3.14%           4.07%           5.44%          6.01%
Ratio of expenses to average net assets(b)......           1.99%           1.95%           1.89%           1.63%          1.50%
Ratio of expenses to average net assets
   before waivers(b)............................           2.09%           2.03%           2.02%           2.04%          2.14%

SECURITY CAPITAL PRESERVATION FUND


                                                                           FISCAL YEAR ENDED SEPTEMBER 30
                                                       -----------------------------------------------------------------------
                                                        2004             2003            2002            2001           2000
                                                       --------        --------        --------        --------       --------
Portfolio Turnover Rate                                     120%            244%             62%             13%            __(c)

CLASS C - PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.............       $  10.00        $  10.00        $  10.00        $  10.00       $  10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income...........................           0.33            0.33            0.46            0.58           0.62

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income...........................          (0.33)          (0.33)          (0.46)          (0.58)         (0.62)
Realized gains..................................          (0.15)          (0.08)            ---             ---            ---
Reverse stock split.............................           0.15            0.08             ---             ---            ---
                                                       --------        --------        --------        --------       --------
Total distributions.............................          (0.33)          (0.33)          (0.46)          (0.58)         (0.62)
                                                       --------        --------        --------        --------       --------
NET ASSET VALUE END OF PERIOD...................       $  10.00        $  10.00        $  10.00        $  10.00       $  10.00
                                                       ========        ========        ========        ========       ========
TOTAL INVESTMENT RETURN(a)......................           3.30%           3.36%           4.68%           5.93%          6.39%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)............       $224,348        $142,048        $ 55,723        $  5,762       $  1,697
Ratio of net investment income to average net
   assets.......................................           3.38%           3.38%           4.32%           5.72%          6.26%
Ratio of expenses to average net assets(b)......           1.74%           1.70%           1.67%           1.41%          1.25%
Ratio of expenses to average net assets
   before waivers(b)............................           1.84%           1.78%           1.80%           1.82%          1.89%
Portfolio Turnover Rate                                     120%            244%             62%             13%            __(c)



(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and Class C shares.


(b) Ratio of expenses to average net assets includes expenses of the PreservationPlus Income Portfolio.


(c)   Less than 1%.

APPENDIX A

REDUCED SALES CHARGES

CLASS A SHARES -- Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Security Funds.

For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention, (i) the amount purchased is measured with respect to the offering price of the shares, and (ii) the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION -- To reduce sales charges on purchases of Class A shares of the Fund, a Purchaser may combine all previous purchases of the Fund with a contemplated current purchase and receive the reduced applicable front-end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the Class A shares of the Fund, and other Security Funds, except Security Cash Fund, in those states where shares of the fund being purchased are qualified for sale.

STATEMENT OF INTENTION -- A Purchaser may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Fund, and other Security Funds, except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Shares equal to five percent (5%) of the amount specified in the Statement of Intention will be held in escrow until the statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges.

A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. A Statement of Intention may be obtained from the Fund.

REINSTATEMENT PRIVILEGE -- Shareholders who redeem their Class A shares of the Fund have a one-time privilege (1) to reinstate their accounts by purchasing Class A shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Security Funds, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a shareholder must provide written notice and a check in the amount of the reinvestment within thirty days after the redemption request; the reinstatement will be made at the net asset value per share on the date received by the Fund or the Security Funds, as appropriate.

PURCHASES AT NET ASSET VALUE -- Class A shares of the Fund may be purchased at net asset value by (1) directors, officers and employees of the Fund, the Fund's Administrator or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund.

Class A shares of the Fund may also be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed.

The Distributor must be notified when a purchase is made that qualifies under this provision. Consequently, when a Purchaser acquires shares directly from the Fund, he/she must indicate in his/her purchase order that such purchase qualifies under any of the above provisions, and must provide enough information to substantiate that claim. When a Purchaser acquires shares through a broker/dealer or other financial intermediary, he/she must inform his/her broker/dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A shares of the Fund or other Security Funds that the Purchaser has, directly with the Fund, or through other accounts with broker/dealers or financial intermediaries.

FOR MORE INFORMATION

BY TELEPHONE -- Call 1-800-888-2461.

BY MAIL -- Write to:
Security Management Company, LLC
One Security Benefit Place
Topeka, KS 66636-0001

ON THE INTERNET -- Reports and other information about the Fund can be viewed online or downloaded from:

SEC: On the EDGAR Database at
http://www.sec.gov

SMC, LLC: http://www.securitybenefit.com

Additional information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION -- The Fund's Statement of Additional Information and the Fund's annual or semi-annual report are available, without charge upon request by calling the Funds' toll-free telephone number 1-800-888-2461. Shareholder inquiries should be addressed to SMC, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001, or by calling the Fund's toll-free telephone number listed above. The Fund's Statement of Additional Information is incorporated into this prospectus by reference.

The Fund's Investment Company Act file number is listed below:

                      Security Income Fund ..... 811-02120

SECURITY INCOME FUND(R)

      - CAPITAL PRESERVATION SERIES

Member of The Security Benefit Group of Companies
One Security Benefit Place, Topeka, Kansas 66636-0001
(785) 438-3127
(800) 888-2461

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated February 1, 2005, as it may be supplemented from time to time. A Prospectus may be obtained by writing Security Distributors, Inc., One Security Benefit Place, Topeka, Kansas 66636-0001, or by calling (785) 438-3127 or (800) 888-2461. The Fund's financial statements included in the Fund's September 30, 2004 Annual Report are incorporated herein by reference.

STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 1, 2005
RELATING TO THE PROSPECTUS DATED FEBRUARY 1, 2005,
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME


                                                                                                 INDEPENDENT
                                                                                               REGISTERED PUBLIC
    FUND ADMINISTRATOR                DISTRIBUTOR                       CUSTODIAN               ACCOUNTING FIRM
----------------------------    ---------------------------    ---------------------------     ------------------
Security Management Co., LLC    Security Distributors, Inc.    UMB Bank, N.A.                  Ernst & Young LLP
One Security Benefit Place      One Security Benefit Place     928 Grand Avenue                200 Clarendon St
Topeka, Kansas 66636-0001       Topeka, Kansas 66636-0001      Kansas City, Missouri 64106     Boston, MA 02116

                                TABLE OF CONTENTS


GENERAL INFORMATION.....................................    3

INVESTMENT METHODS AND ADDITIONAL RISK FACTORS..........    3
   Short-Term Instruments...............................    3
   U.S. Government Securities...........................    3
   Certificates of Deposit and Bankers' Acceptances.....    4
   Commercial Paper.....................................    4
   U.S. Dollar-Denominated Fixed Income Securities......    4
   U.S. Dollar-Denominated Foreign Securities...........    4
   U.S. Dollar-Denominated Sovereign and Supranational
     Fixed Income Securities............................    5
   Mortgage-and Asset-Backed Securities.................    5
   Illiquid Securities..................................    9
   When-Issued and Delayed Delivery Securities..........   10
   Lower-Rated Debt Securities ("Junk Bonds")...........   11
   Derivatives..........................................   11
   Futures Contracts and Options
     on Futures Contracts - General.....................   12
   Futures Contracts....................................   13
   Options on Futures Contracts.........................   14
   Options on Securities................................   15
   Global Asset Allocation Strategy ("GAA Strategy")....   17
   Repurchase Agreements................................   19
   Reverse Repurchase Agreements........................   19
   Borrowing............................................   19
   Asset Coverage.......................................   20
   Rating Services......................................   21
   Investment Restrictions..............................   22

DISCLOSURE OF PORTFOLIO HOLDINGS........................   23

MANAGEMENT OF THE FUND AND TRUST........................   24
   Officers and Directors of Security Income Fund.......   24
   Trustees of Scudder Investment Portfolios............   25
   Officers of Scudder Investment Portfolios............   27
   Committees...........................................   28

REMUNERATION OF DIRECTORS AND OTHERS....................   28
   Security Income Fund Director Compensation Table.....   29
   Portfolio Trustee Compensation Table.................   29
   Principal Holders of Securities .....................   29
   Directors' Ownership of Securities ..................   30

VALUATION OF ASSETS.....................................   30
   Overview of TSA Accounts.............................   31

OVERVIEW OF THE TYPES OF
   INDIVIDUAL RETIREMENT ACCOUNTS.......................   31
   Traditional IRAs.....................................   31
   Roth IRAs............................................   32
   SEP-IRAs.............................................   32
   SIMPLE IRAs..........................................   32
   Keogh Plans..........................................   33
   Coverdell Education Savings Accounts.................   33

PENSION AND PROFIT SHARING PLANS........................   33
   403(b) Retirement Plans..............................   33
   Simplified Employee Pension (SEP) Plans..............   33

OWNERSHIP OF SHARES THROUGH PLANS.......................   33

HOW TO PURCHASE SHARES..................................   34
   Alternative Purchase Options.........................   34
   Class A Shares.......................................   34
   Class A Distribution Plan............................   34
   Class B Shares.......................................   35
   Class B Distribution Plan............................   36
   Class C Shares.......................................   36
   Class C Distribution Plan............................   36
   Rule 12b-1 Plan Expenses.............................   37
   Calculation and Waiver of
     Contingent Deferred Sales Charges..................   37
   Arrangements with Broker-Dealers and Others..........   37
   Purchases at Net Asset Value.........................   37
   Purchases for Employer-Sponsored Retirement Plans....   38

HOW TO REDEEM SHARES....................................   39

INVESTMENT ADVISER......................................   39

DISTRIBUTOR.............................................   41

ADMINISTRATOR...........................................   41

CODE OF ETHICS..........................................   42

PROXY VOTING............................................   43

CUSTODIAN AND TRANSFER AGENT............................   43

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...........   44

ORGANIZATION OF SECURITY INCOME FUND....................   44

ORGANIZATION OF THE PORTFOLIO TRUST.....................   44

DIVIDENDS AND TAXES.....................................   45
   Options, Futures and Forward Contracts and Swap
     Agreements.........................................   47
   Market Discount......................................   48
   Original Issue Discount..............................   48
   Constructive Sales...................................   48
   Foreign Taxation.....................................   48
   New Tax Legislation..................................   48
   Other Taxes..........................................   49

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS........   49
   Portfolio Turnover...................................   50

FINANCIAL STATEMENTS....................................   50

APPENDIX A..............................................   51

GENERAL INFORMATION

Security Capital Preservation Fund (the "Fund") is a separate series of Security Income Fund, an open-end, management investment company (mutual fund) of the series type, offering shares of the Fund ("Shares") as described herein.

      As described in the Fund's Prospectus, the Fund seeks to achieve its investment objective by investing all its net investable assets (the "Assets") in PreservationPlus Income Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The Portfolio is a separate series of Scudder Investment Portfolios, a New York master trust fund (the "Portfolio Trust"). Deutsche Asset Management, Inc. ("DeAM, Inc." or "Adviser") currently serves as the Portfolio's investment adviser.

      Because the investment characteristics of the Fund correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. The Fund has been established to serve as an alternative investment to short-term bond funds and money market funds.

      Shares of the Fund are sold by Security Distributors, Inc., the Fund's distributor (the "Distributor"), to individuals and others that meet the minimum investment and other requirements for investing in the Fund, as discussed in the Prospectus.


      Shares are offered either directly, through broker/ dealers, or through vehicles such as bank collective funds or insurance company separate accounts. Shares are also available to employee benefit plans which invest in the Fund through an omnibus account or similar arrangement.


      The Fund's Prospectus (the "Prospectus") is dated February 1, 2005. The Prospectus provides the basic information investors should know before investing and may be obtained without charge by calling the Distributor at 1-800-888-2461, or by writing to the Distributor at the address on the front cover of this Statement of Additional Information ("SAI"). This SAI, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and the Portfolio and should be read in conjunction with the Prospectus. This SAI is not an offer by the Fund to an investor that has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings ascribed to them in the Prospectus.

INVESTMENT METHODS AND ADDITIONAL RISK FACTORS

SHORT-TERM INSTRUMENTS -- When the Portfolio experiences large cash inflows, for example, through the sale of securities, and investments deemed attractive by the Adviser are unavailable in sufficient quantities, the Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, when in the Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Portfolio's assets may be invested in such short-term instruments.

      Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, are deemed to be of comparable quality in the opinion of the Adviser; (3) commercial paper;
(4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (5) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Adviser. These instruments may be denominated in U.S. dollars or in foreign currencies.


U.S. GOVERNMENT SECURITIES -- The Portfolio may invest in obligations issued or guaranteed by the U.S. government including: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S. (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").


      Other U.S. government securities the Portfolio may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing

Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Portfolio will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

      The Portfolio may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government. STRIPS are sold as zero coupon securities. See "Zero Coupon Securities and Deferred Interest Bonds."

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES -- Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COMMERCIAL PAPER -- The Portfolio may invest in commercial paper. The Portfolio may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by U.S. or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.


      Commercial paper when purchased by the Portfolio must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Adviser, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Investing in foreign commercial paper generally involves risks relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.


      The Portfolio may also invest in variable rate master demand notes. A variable rate master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

      For a description of commercial paper ratings, see the Appendix to this SAI.

U.S. DOLLAR-DENOMINATED FIXED INCOME SECURITIES -- Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face values. Debt securities, loans and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

U.S. DOLLAR-DENOMINATED FOREIGN SECURITIES -- The Portfolio may invest a portion of its assets in U.S. dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

      In general, less information may be available about foreign companies than about U.S. companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Foreign securities markets may be less liquid and subject to less regulation than the U.S. securities markets. The costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

U.S. DOLLAR-DENOMINATED SOVEREIGN AND SUPRANATIONAL FIXED INCOME SECURITIES -- The Portfolio may invest in U.S. dollar-denominated foreign government debt securities, which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiations or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Currently, the Portfolio intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

      FIXED INCOME SECURITY RISK. Fixed income securities generally expose the Portfolio to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Portfolio's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Portfolio); and
(4) prepayment risk or call risk (the likelihood that, during period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Portfolio to invest the proceeds at generally lower interest rates). Investing in U.S. dollar-denominated foreign government debt securities may involve more risk than investing in U.S. government debt securities. See "U.S. Dollar-Denominated Foreign Securities above.

MORTGAGE- AND ASSET-BACKED SECURITIES -- The Portfolio may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties.

      The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if the Portfolio purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Portfolio purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity and market values. To the extent that the Portfolio invests in mortgage-backed securities, the Adviser may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques. The Portfolio may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of corporate and consumer loans (unrelated to mortgage loans) held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of corporate and consumer loans, and the certificate-holder generally has no recourse against the entity that originated the loans.

      Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

      Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      The market for privately issued asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. The asset-backed securities in which the Portfolio may invest are limited to those which are readily marketable, dollar-denominated and rated BBB or higher by S&P or Baa or higher by Moody's.

      The yield characteristics of the mortgage- and asset-backed securities in which the Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on the mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

      The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

      Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

      GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. The Portfolio's investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, Fannie Mae and Freddie Mac. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. The Portfolio is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

      GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

      The Ginnie Mae Certificates in which the Portfolio invests represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

      FANNIE MAE CERTIFICATES. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the U.S. government.

      Each Fannie Mae Certificate represents a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;
(4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and
(6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

      FREDDIE MAC CERTIFICATES. Freddie Mac is a federally chartered and privately owned corporation of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

      Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

      MULTIPLE CLASS MORTGAGE-BACKED SECURITIES. The Portfolio may invest in multiple class mortgage-backed securities including collateralized mortgage obligations ("CMOs") and real estate mortgage investments conduits ("REMIC") Certificates. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. Although investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests, the Portfolio does not intend to purchase such residual interests in REMICs.

      Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. These Certificates are not backed by the full faith and credit of the U.S. Government. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

      Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). These PCs are not backed by the full faith and credit of the U.S. Government. PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

      CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgaged assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

      The principal of and interest on the mortgaged assets may be allocated among the several tranches in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the mortgaged assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

      A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

      STRIPPED MORTGAGE-BACKED SECURITIES. The Portfolio may purchase stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Portfolio's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from the mortgaged assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

      ADJUSTABLE RATE MORTGAGES-INTEREST RATE INDICES. Adjustable rate mortgages in which the Portfolio invests may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

      A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

      LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

      ZERO COUPON SECURITIES AND DEFERRED INTEREST BONDS. The Portfolio may invest in zero coupon securities that are "stripped" U.S. Treasury notes and bonds and in deferred interest bonds. Zero Coupon Securities, including CATS, TIGRs and TRs, are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

      While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

      The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.See "Taxes."

ILLIQUID SECURITIES -- Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at prices deemed reasonable by the Adviser and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.

      Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-U.S. securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

      The Securities and Exchange Commission ("SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-U.S. issuers, such as the PORTAL System sponsored by NASD, Inc.

      An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio. The Board has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

      TBA PURCHASE COMMITMENTS. The Portfolio may enter into `To Be Announced' ("TBA") purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 75-90 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. To facilitate such acquisitions, the Portfolio identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Portfolio chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES -- The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation, and no interest accrues to the Portfolio until settlement takes place. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio identifies on its books liquid assets, cash or U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, realize a gain or loss due to market fluctuation. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued commitments. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered being advantageous.

LOWER-RATED DEBT SECURITIES ("JUNK BONDS") -- The Portfolio may invest in debt securities rated in the fifth and sixth long-term rating categories by S&P, Moody's and Fitch or comparably rated by another NRSRO, or if not rated by a NRSRO, of comparable quality as determined by DeAM, Inc. in its sole discretion. These securities, often referred to as junk bonds or high yield debt securities, are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments, as well as public perception of those changes and developments, to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees of the Portfolio Trust, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Portfolio's ability to dispose of these securities. In addition, such securities generally present a higher degree of credit risk. Issuers of lower-rated debt securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

      Since the risk of default is higher for lower-rated debt securities, DeAM, Inc.'s research and credit analysis are an especially important part of managing securities of this type held by the Portfolio. In considering investments for the Portfolio, DeAM, Inc. will attempt to identify those issuers of high yield debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. DeAM, Inc.'s analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

      The Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of the Portfolio.

      DeAM, Inc. may invest in an affiliated mutual fund to gain exposure to lower rated debt securities. The affiliated fund is permitted to invest in securities of lower credit ratings than the Portfolio could invest in if it makes direct purchases of high yield debt securities.

DERIVATIVES  --

GENERAL. The Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives," such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. For example, the Portfolio may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. The Portfolio will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Adviser may use derivatives in circumstances where the Adviser believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

      The Portfolio's investment in options, futures, forward contracts, and similar strategies depend on the Adviser's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Adviser applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Portfolio's return. The Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

      HEDGING STRATEGIES. The Portfolio may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including U.S. Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Portfolio's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk should the Portfolio change its investments among different types of Fixed Income Securities.

      The Portfolio might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Adviser is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the Portfolio may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

- the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Portfolio;

- the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

- possible constraints placed on the Portfolio's ability to purchase or sell portfolio investments at advantageous times due to the need for the Portfolio to maintain "cover" or to segregate securities; and

- the possibility that the Portfolio will be unable to close out or liquidate its hedged position.

      A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

      To the extent that the Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of default by a counterparty to an off-exchange transaction. See "Illiquid Securities."

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- GENERAL -- The Portfolio may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

      The Portfolio may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes.

      The successful use of these instruments draws upon the DeAM, Inc.'s skill and experience with respect to such instruments and usually depends on its ability to forecast interest rate movements correctly. If interest rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options thereon or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options thereon and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.


      The Portfolio is operated by persons who have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who are not subject to registration or regulation under the Commodity Exchange Act.


FUTURES CONTRACTS -- Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices, including any index of U.S. government securities, foreign government securities or corporate debt securities. The Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury Bonds, Treasury Notes and U.S. Treasury Bills. The Portfolio may also enter into futures contracts which are based on bonds issued by governments other than the U.S. government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

      At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment. Daily thereafter, the futures contract is valued and "variation margin" may be required (that is, the Portfolio may have to provide or may receive cash that reflects any decline or increase in the contract's value).

      At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

      Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the termination date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.

      The purpose of the Portfolio's acquisition or sale of a futures contract, in cases where the Portfolios holds or intends to acquire fixed income securities is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities held by the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the Portfolio's NAV from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

      Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts for the acquisition of debt securities may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of the underlying debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

      The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by DeAM, Inc. may still not result in a successful transaction.

      In addition, futures contracts entail significant risks. Although the Adviser believes that use of such contracts will benefit the Portfolio, if its investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates that would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

      FUTURES CONTRACTS ON SECURITIES INDICES. The Portfolio may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of U.S. or non-U.S. securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

      When used for hedging purposes, each futures contract on a securities index transaction involves the establishment of a position which, the Adviser believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

      The Portfolio has adopted certain non-fundamental policies concerning option transactions that are discussed below.

OPTIONS ON FUTURES CONTRACTS (INCLUDING FUTURES CONTRACTS ON SECURITIES INDICES) -- The Portfolio may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Portfolio is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

      The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the security that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the option ("exercise price"), the Portfolio will retain the full amount of the net premium (the premium received for writing the option less any commission), which will provide a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option net premium, which will provide a partial hedge against any increase in the price of securities that the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio may incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, such losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

      The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON SECURITIES -- The Portfolio may purchase and write (sell) put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period.

      The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by a Portfolio.

      A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is maintained by the Portfolio in cash, U.S. government securities and other high quality liquid securities in a segregated account with its custodian.

      When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the exercise price by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the net premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

      A put option written by the Portfolio is "covered" when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken.

      When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

      The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase the option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may enter into a "closing sale transaction," which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

      When the Portfolio writes an option, an amount equal to the net premium received is included in the liability section of its Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices. If an option expires or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of the closing purchase transaction exceeds the net premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Portfolio's books of the custodian for the Portfolio.

      The Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

      The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's holdings. Put options also may be purchased by the Portfolio for the purpose of benefiting from a decline in the price of securities that the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

      The Portfolio has adopted certain non-fundamental policies concerning option transactions that are discussed below.

      The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded if the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that will not be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

      The Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. DeAM, Inc. will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions under the general supervision of the Portfolio Board. Unless the Trustees conclude otherwise, the Portfolio intends to treat OTC options purchased and the assets used to "cover" OTC options written as not readily marketable and therefore subject to the Portfolio's limit on investments in illiquid securities.

      OPTIONS ON SECURITIES INDICES. The Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index,fluctuating with changes in the market values of the securities included in the index.

Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the S&P 100. Indices may also be based on a particular industry or market segment.

      Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

      As discussed in "Options on Securities," the Portfolio would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

      As discussed in "Options on Securities," the Portfolio would normally purchase put options in anticipation of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

      Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

      Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Adviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

      Price movements in the Portfolio's investment portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations. The Portfolio's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

      In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

GLOBAL ASSET ALLOCATION STRATEGY ("GAA STRATEGY") -- In connection with the GAA Strategy and in addition to the securities described above, the Portfolio may invest in indexed securities, futures contracts on securities indices, securities representing securities of foreign issuers (e.g. ADRs, GDRs and EDRs), options on stocks, options on futures contracts, foreign currency exchange transactions and options on foreign currencies. These are discussed below, to the extent not already described above.

      INDEXED SECURITIES. The indexed securities in which the Portfolio may invest include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. The value of such securities depends on the price of foreign currencies, securities indices or other financial values or statistics. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

      CURRENCY EXCHANGE CONTRACTS. Because the Portfolio may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolio from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

      SECURITIES REPRESENTING SECURITIES OF FOREIGN ISSUERS. The Portfolio's investments in the securities of foreign issuers may be made directly or in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent, and while designed for use as alternatives to the purchase of the underlying securities in their national markets and currencies, are subject to the same risks as the foreign securities to which they relate. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and GDRs or IDRs are issued outside the United States. EDRs (CDRs) and GDRs (IDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs (CDRs) and GDRs (IDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively. For purposes of the Portfolio's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

      ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

      Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes which may reduce the investment return of the Fund. In addition, foreign investments may include risks associated with currency exchange rates, less complete information about additional companies, less market liquidity and political instability.

      FOREIGN CURRENCY EXCHANGE. A forward foreign currency exchange contract obligates the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally may not have a deposit requirement and may be traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      The Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser's long term investment decisions, the Portfolio will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Adviser believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

      OPTIONS ON FOREIGN CURRENCIES. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

REPURCHASE AGREEMENTS -- The Portfolio may engage in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers, including governmental securities dealers approved by the Portfolio's Board of Trustees. Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Portfolio bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Portfolio may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Portfolio could experience a loss. The Adviser reviews the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the "1940 Act").

REVERSE REPURCHASE AGREEMENTS -- The Portfolio may borrow funds for temporary or emergency purposes, such as for meeting larger than anticipated redemption requests, and not for leverage, by, among other things, agreeing to sell portfolio securities to financial institutions such as member banks of the Federal Reserve System and certain non-bank dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Portfolio enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Portfolio.

      MORTGAGE DOLLAR ROLLS. The Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar, but not identical (same dealer, type, coupon and maturity), securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Portfolio may enter into both covered and uncovered rolls. At the time the Portfolio enters into a dollar roll transaction, it will segregate, with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

BORROWING -- The Portfolio will not borrow money (including through reverse repurchase agreements or dollar roll transactions) for any purpose in excess of 5% of its net assets, except that it may borrow for temporary or emergency purposes up to 1/3 of its total assets. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Portfolio's holdings may be disadvantageous from an investment standpoint.

      Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the Portfolio's securities and the Fund's NAV per Share, and money borrowed by the Portfolio will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds. It is not the intention of DeAM, Inc. to use leverage as a normal practice in the investment of the Portfolio's assets.

      There can be no assurance that the use of these portfolio strategies will be successful.

      OTHER INVESTMENT COMPANIES. Securities of other investment companies may be acquired by the Portfolio to the extent permitted under the 1940 Act, that is, the Portfolio may invest a maximum of up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the total outstanding voting stock of any one investment company is held by the Portfolio. In addition, not more than 5% of the Portfolio's total assets may be invested in the securities of any one investment company. The Portfolio may be permitted to exceed these limitations by an exemptive order of the SEC. Pursuant to exemptive orders granted by the SEC, the Portfolio may invest up to 25% of its total assets in affiliated money market funds. It should be noted that investment companies incur certain expenses such as management, custodian, and transfer agency fees, and therefore any investment by the Portfolio in shares of other investment companies would be subject to such duplicate expenses. The Portfolio will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees. No advisory fee is charged on assets invested in affiliated money market funds.

ASSET COVERAGE -- The Portfolio will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities to the extent the Portfolio's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Portfolio's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede the Adviser or the Portfolio's ability to meet redemption requests or other current obligations.

      For example, a call option written on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures contract, the Portfolio could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.


      The Board of Trustees of the Portfolio has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and that stock index futures may be used on a continual basis to equitize cash so that the Portfolio may maintain 100% equity exposure. The Portfolio is operated by persons who have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who are not subject to registration or regulation under the Commodity Exchange Act.


      The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Adviser's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Portfolio in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

      Except as set forth above under "Derivative Securities: Futures Contracts and Options on Futures Contracts" (and the sub-sections thereunder), there is no limit on the percentage of the assets of the Portfolio that may be at risk with respect to futures contracts and related options or forward currency contracts. The Portfolio may not invest more than 15% of its total assets in purchased protective put options. The Portfolio's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Portfolio as a regulated investment company for tax purposes. See "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

      SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, a shareholder of the Fund's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds or other vehicles that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Adviser at 1-800-621-1048.

      Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Portfolio Trust is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders.

      Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.


      The Fund may withdraw its investment from the Portfolio at any time, if the Fund's Board of Directors determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described herein with respect to a Portfolio.


RATING SERVICES -- The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluation of these securities, subject to review by the Portfolio Trust's Board. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but the Adviser will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings referred to herein and in the Prospectus is set forth in the Appendix.


INVESTMENT RESTRICTIONS -- The following investment restrictions are "fundamental policies" of the Fund and the Portfolio and may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. The phrase "majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI and the Prospectus, means, with respect to the Fund (or the Portfolio), the lesser of (1) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy or (2) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Fund is requested to vote on a fundamental policy of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its vote as instructed by them. Fund shareholders who do not vote will not affect the Fund's votes at the Portfolio meeting. The Fund's votes representing Fund shareholders not voting will be voted by the Directors of Security Income Fund in the same proportion as the Fund shareholders who do, in fact, vote.


      None of the fundamental and non-fundamental policies described below shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective. Because the Fund and the Portfolio have the same fundamental policies and the Fund invests all of its Assets in the Portfolio, the following discussion (though speaking only of the Portfolio) applies to the Fund as well.

      FUNDAMENTAL RESTRICTIONS. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money (including through reverse repurchase or dollar roll transactions) in excess of 5% of the Portfolio's total assets (taken at cost), except that the Portfolio may borrow for temporary or emergency purposes up to 1/3 of its net assets. The Portfolio may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings provided that collateral arrangements with respect to options and futures, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

2. Underwrite securities issued by other persons except insofar as the Portfolio may be deemed an underwriter under the 1933 Act in selling a portfolio security;

3. Make loans to other persons except (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of its total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or
      (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

4. Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for its portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

5. Concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of the Portfolio's investment objective, up to 25% of its total assets may be invested in any one industry;

6. Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction;

7. Purchase, with respect to 75% of the Portfolio's total assets, securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that options or futures contracts shall not be subject to this restriction; and

8. Invest, with respect to 75% of the Portfolio's total assets, more than 5% of its total assets in the securities (excluding U.S. government securities) of any one issuer.

      NON-FUNDAMENTAL RESTRICTIONS. In order to comply with certain statutes and policies and for other reasons, the Portfolio will not, as a matter of operating policy (these restrictions may be changed without shareholder approval):

(i) purchase any security or evidence of interest therein on margin, except that short-term credits necessary for the clearance of purchases and sales of securities may be obtained and deposits of initial and variation margin may be made in connection with the purchase, ownership, holding or sale of futures contracts;

(ii) sell securities it does not own (short sales). (This restriction does not preclude short sales "against the box" (that is, sales of securities (a) the Portfolio contemporaneously owns or (b) where the Portfolio has the right to obtain securities equivalent in kind and amount to those sold). The Portfolio has no current intention to engage in short selling);

(iii) purchase securities issued by any investment company except to the extent permitted by the 1940 Act (including any exemptions or exclusions therefrom), except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation or merger; and

(iv) invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Portfolio Trust's Board to be liquid).

      An investment restriction will not be considered violated if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment or any other later change.

DISCLOSURE OF PORTFOLIO HOLDINGS

      It is the policy of the Fund to protect the confidentiality of its holdings and prevent the selective disclosure of non-public information about its portfolio holdings (which, in the case of the Fund, also applies to the portfolio holdings of the Portfolio). The Fund's service providers, to which the Fund may disclose non-public information about its portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of the Portfolio may be disclosed to any unaffiliated third party, except as provided below. The Portfolio's board has adopted formal procedures governing compliance with these policies.

      The Fund or its duly authorized service providers may publicly disclose holdings of the Portfolio in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of the Portfolio's completed purchases and sales may only be made available after the public disclosure of its portfolio holdings.


      The Portfolio publishes month-end portfolio holdings 15 days after the end of each calendar month on its website at www.scudder.com. Such information remains online for up to 4 months. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the Portfolio. The Portfolio and the Fund may then forward the information to investors and consultants at their request.


      There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Fund by these services and departments, the Fund or the Portfolio may distribute (or authorize its service providers to distribute) the Portfolio's securities holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the Fund, or any other fund that invests in the Portfolio, before the portfolio holdings or results of the analysis become public information; and
(ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

      Neither the Fund nor its service providers receive any compensation from such services and departments. Subject to such departures as the Fund's chief compliance officer ("CCO") believes reasonable and consistent with protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the Fund and the Portfolio (and their service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the Confidentiality Agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.


      The CCO may authorize disclosure of the Portfolio's securities holdings and, in addition to the Board, may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board any violations of the Fund's policies and procedures on disclosure of portfolio holdings.


      Any disclosure of the Portfolio's securities holdings must serve a legitimate business purpose of the Fund and must be in the best interest of the Fund's shareholders. In making such a determination, the Fund's CCO must conclude that the anticipated benefits and risks to the Fund and its shareholders justify the purpose of the disclosure. A further determination must be made to ensure that any conflicts of interest between the Fund, its shareholders, and any third party are resolved prior to disclosure. The Fund reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Fund's policy and any applicable confidentiality agreement. As an oversight procedure, the Fund's CCO reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a periodic basis. If the Board determines that any such arrangement is or would be inappropriate, the Fund will promptly terminate the disclosure arrangement.

MANAGEMENT OF THE FUND AND PORTFOLIO TRUST

The Board of Directors of Security Income Fund and the Board of Trustees of the Portfolio Trust (collectively, the Directors) are each composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund or the Portfolio, respectively. In addition, the Directors review contractual arrangements with companies that provide services to the Fund/Portfolio and review the Fund's Portfolio's performance.

      The Directors and officers of the Security Income Fund and the Portfolio Trust, their birth dates, and their principal occupations during the past five years are set forth below.

OFFICERS AND DIRECTORS OF SECURITY INCOME FUND -- The officers and directors of the Fund and their principal occupations for at least the last five years are as follows.


                                                                                                NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                 IN THE
                                                                                                SECURITY
                                               TERM OF                                           FUNDS          OTHER
                               POSITION(S)    OFFICE AND                                         COMPLEX     DIRECTORSHIPS
                                HELD WITH     LENGTH OF        PRINCIPAL OCCUPATION(S)         OVERSEEN BY      HELD BY
    NAME, ADDRESS AND AGE         FUND      TIME SERVED(1)     DURING THE PAST 5 YEARS           DIRECTOR       DIRECTOR
-----------------------------  ------------ -------------- ---------------------------------   -----------   -------------
INDEPENDENT DIRECTORS

Donald A. Chubb, Jr. (Age 58)    Director     Since 1994   Business broker, Griffith & Blair       35
2222 SW 29th Street                                        Realtors.
Topeka, KS 66611

Harry W. Craig, Jr. (Age 65)     Director     Since 2004   Chairman, CEO, Secretary &              35
One Security Benefit Place                                 Director, The Martin Tractor
Topeka, KS 66636                                           Company, Inc.

Penny A. Lumpkin (Age 65)        Director     Since 1993   Partner, Vivian's Gift Shop             35
3616 Canterbury Town Rd                                    (Corporate Retail). Vice
Topeka, KS 66610                                           President, Palmer Companies, Inc.
                                                           (Small Business and Shopping
                                                           Center Development), PLB (Real
                                                           Estate Equipment Leasing), and
                                                           Town Crier (Retail). Prior to
                                                           1999, Vice President and
                                                           Treasurer, Palmer News, Inc.; Vice
                                                           President, M/S News, Inc. and
                                                           Secretary, Kansas City
                                                           Periodicals. Prior to 2002, Vice
                                                           President, Bellairre Shopping
                                                           Center (Managing and Leasing);
                                                           Partner, Goodwin Enterprises
                                                           (Retail).

Maynard. F. Oliverius (Age 61)   Director     Since 1998   President and Chief Executive           35
1500 SW 10th Avenue                                        Officer, Stormont-Vail HealthCare.
Topeka, KS 66604

                                                                                                NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                 IN THE
                                                                                                SECURITY
                                               TERM OF                                           FUNDS          OTHER
                               POSITION(S)    OFFICE AND                                         COMPLEX     DIRECTORSHIPS
                                HELD WITH     LENGTH OF        PRINCIPAL OCCUPATION(S)         OVERSEEN BY      HELD BY
    NAME, ADDRESS AND AGE         FUND      TIME SERVED(1)     DURING THE PAST 5 YEARS           DIRECTOR       DIRECTOR
-----------------------------  ------------ -------------- ---------------------------------   -----------   -------------
DIRECTORS WHO ARE "INTERESTED
PERSONS"(2)

John D. Cleland (Age 68)       Chairman of   Since 1991    Retired. Prior to January 1, 2003,      35
One Security Benefit Place      the Board    (Director)/   Senior Vice President, Security
Topeka, KS 66636-0001          and Director  Since 2000    Benefit Group, Inc. and Security
                                             (Chairman)    Benefit Life Insurance Company.

Michael G. Odlum (Age 52)        Director    Since 2004    President and Managing Member           35
One Security Benefit Place         and                     Representative, Security
Topeka, KS 66636-0001           President                  Management Company, LLC; Senior
                                                           Vice President and Chief
                                                           Investment Officer, Security
                                                           Benefit Group, Inc. and Security
                                                           Benefit Life Insurance Company,
                                                           Director, Security Distributors,
                                                           Inc.; Director, Vice President and
                                                           Chief Investment Officer, First
                                                           Security Benefit Life Insurance
                                                           and Annuity Company of New York.



1     Directors serve until their successors are duly elected and qualified.

2 These directors are deemed to be "interested persons" of the Fund under the 1940 Act, by reason of their positions with the Fund's administrator, Security Management Company, LLC ("SMC" or Administrator") and/or the parent of SMC.


                                              TERM OF
                               POSITION(S)   OFFICE AND
                                HELD WITH     LENGTH OF
    NAME, ADDRESS AND AGE          FUND     TIME SERVED(1)      PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
-----------------------------  ------------ -------------- ---------------------------------------------------------------
OFFICERS

Steven M. Bowser (Age 44)          Vice       Since 1998   Vice President and Senior Portfolio Manager, Security Management
One Security Benefit Place      President                  Company, LLC; Vice President and Senior Portfolio Manager,
Topeka, KS 66636-0001                                      Security Benefit Group, Inc. and Security Benefit Life Insurance
                                                           Company.

Brenda M. Harwood (Age 41)      Treasurer     Since 1998   Assistant Vice President and Treasurer, Security Management
One Security Benefit Place      and Chief                  Company, LLC; Assistant Vice President, Security Benefit Group,
Topeka, KS 66636-0001           Compliance                 Inc. and Security Benefit Life Insurance Company; Vice President
                                 Officer                   and Director, Security Distributors, Inc.

Amy J. Lee (Age 43)             Secretary     Since 1987   Secretary, Security Management Company, LLC and Security
One Security Benefit Place                                 Distributors, Inc.; Vice President, Associate General Counsel
Topeka, KS 66636-0001                                      and Assistant Secretary, Security Benefit Group, Inc. and
                                                           Security Benefit Life Insurance Company.

Michael G. Odlum (Age 52)       President     Since 2004   President and Managing Member Representative, Security
One Security Benefit Place     and Director                Management Company, LLC; Senior Vice President and Chief
Topeka, KS 66636-0001                                      Investment Officer, Security Benefit Group, Inc. and Security
                                                           Benefit Life Insurance Company, Director, Security Distributors,
                                                           Inc.; Director, Vice President and Chief Investment Officer,
                                                           First Security Benefit Life Insurance and Annuity Company of New
                                                           York.

Christopher L. Phalen (Age 34)     Vice       Since 2002   Assistant Vice President and Portfolio Manager, Security
One Security Benefit Place      President                  Management Company, LLC, Security Benefit Life Insurance Company
Topeka, KS 66636-0001                                      and Security Benefit Group, Inc.

David G. Toussaint (Age 38)        Vice       Since 2001   Assistant Vice President and Portfolio Manager, Security
One Security Benefit Place      President                  Management Company, LLC, Security Benefit Life Insurance Company
Topeka, KS 66636-0001                                      and Security Benefit Group, Inc.

Christopher D. Swickard (Age    Assistant     Since 1996   Assistant Secretary, Security Management Company, LLC; Second
39)                             Secretary                  Vice President and Assistant Counsel, Security Benefit Group,
One Security Benefit Place                                 Inc. and Security Benefit Life Insurance Company.
Topeka, KS 66636-0001

1     Officers serve until their successors are duly elected and qualified.


      The officers of the Fund hold identical offices with each of the other mutual funds in the Security Funds Family, except Messrs. Bowser and Toussaint, who hold the same office only with respect to SBL Fund. The directors of the Fund also serve as directors of each of the other Security Funds. Ms. Lee is also Secretary of the Distributor, and Ms. Harwood is a director and Vice President of the Distributor.


TRUSTEES OF SCUDDER INVESTMENT PORTFOLIOS -- The officers and trustees of the Portfolio and their principal occupations for at least the last five years are as follows.

NAME, DATE OF BIRTH,
 POSITION WITH THE                                                                                       NUMBER OF FUNDS IN
  TRUST AND LENGTH                                                                                        THE SCUDDER FUND
 OF TIME SERVED(1, 2)            BUSINESS EXPERIENCE AND DIRECTORSHIPS DURING THE PAST 5 YEARS            COMPLEX OVERSEEN
---------------------   ------------------------------------------------------------------------------   ------------------
Richard R. Burt         Chairman, Diligence LLC (international information collection and                        57
2/3/47                  risk-management firm (September 2002 to present); Chairman, IEP Advisors, Inc.
Trustee since 2002      (July 1998 to present); Member of the Board, Hollinger International, Inc.(3)
                        (publishing) (September 1995 to present), HCL
                        Technologies Limited (information technology) (April 1999
                        to present), UBS Mutual Funds (formerly known as Brinson
                        and Mitchell Hutchins families of funds) (registered
                        investment companies) (September 1995 to present); and
                        Member, Textron Inc.(3) International Advisory Council
                        (July 1996 to present). Formerly, Partner, McKinsey &
                        Company (consulting) (1991-1994) and US Chief Negotiator
                        in Strategic Arms Reduction Talks (START) with former
                        Soviet Union and US Ambassador to the Federal Republic of
                        Germany (1985-1991); Member of the Board, Homestake
                        Mining(3) (mining and exploration) (1998-February 2001),
                        Archer Daniels Midland Company(3) (agribusiness operations)
                        (October 1996-June 2001) and Anchor Gaming (gaming
                        software and equipment) (March 1999-December 2001);
                        Chairman of the Board, Weirton Steel Corporation(3) (April
                        1996-2004)

S. Leland Dill          Trustee, Phoenix Euclid Market Neutral Funds (since May 1998), Phoenix Funds             55
3/28/30                 (24 portfolios) (since May 2004) (registered investment companies); Retired
Trustee since 1986      (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986);
for Scudder Advisor     Director, Vintners International Company Inc. (wine vintner) (June 1989-May
Funds and since 1993    1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust
for Scudder             Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General
Investment Portfolios   Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix
                        Zweig Series Trust (September 1989-May 2004)

Martin J. Gruber        Nomura Professor of Finance, Leonard N. Stern School of Business, New York               55
7/15/37                 University (since September 1964); Trustee (since January 2000) and Chairman
Trustee since 1999      of the Board (since February 2004), CREF (pension fund); Trustee of the
for Scudder Advisor     TIAA-CREF Mutual funds (53 portfolios) (since February 2004); Director, Japan
Funds and since 1999    Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January
for Scudder             2000) and Singapore Fund, Inc. (since January 2000) (registered investment
Investment Portfolios   companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January
                        2000); Director, S.G. Cowen Mutual Funds (January 1985- January 2001)

Joseph R. Hardiman      Private Equity Investor (January 1997 to present); Director, Corvis                      55
05/27/37                Corporation(3) (optical networking equipment) (July 2000 to present), Brown
Chairman since 2004     Investment Advisory & Trust Company (investment advisor) (February 2001 to and Trustee since 2002  present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March
                        1998 to present).  Formerly, Director, Soundview Technology Group Inc.
                        (investment banking) (July 1998 to January 2004) and Director, Circon Corp.(3)
                        (medical instruments) (November 1998-January 1999); President and Chief
                        Executive Officer, The National Association of Securities Dealers, Inc. and
                        The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex.
                        Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987);
                        General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities
                        Inc.) (1976-1985)

Richard J. Herring      Jacob Safra Professor of International Banking and Professor, Finance                    55
2/18/46                 Department, The Wharton School, University of Pennsylvania (since July 1972);
Trustee since 1999      Director, Lauder Institute of International Management Studies (since July
for Scudder Advisor     2000); Co-Director, Wharton Financial Institutions Center (since July 2000).
Funds and Scudder       Formerly, Vice Dean and Director, Wharton Undergraduate Division (July
Investment Portfolios   1995-June 2000)

Graham E. Jones         Senior Vice President, BGK Realty, Inc. (commercial real estate) (since                  55
01/31/33                1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since
Trustee since 2002      1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers,
                        Inc. (since 1998)

Rebecca W. Rimel        President and Chief Executive Officer, The Pew Charitable Trusts (charitable             55
4/10/51                 foundation) (1994 to present); Executive Vice President, The Glenmede Trust
Trustee since 2002      Company (investment trust and wealth management) (1983 to present)

Philip Saunders, Jr.    Principal, Philip Saunders Associates (economic and financial consulting)                55
10/11/35                (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf
Trustee since 1986      & Company (consulting)(1987-1988); President, John Hancock Home Mortgage
for Scudder Advisor     Corporation (1984-1986); Senior Vice President of Treasury and Financial
Funds and since 1993    Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)
for Scudder
Investment Portfolios

William N. Searcy       Private investor since October 2003; Trustee of 18 open-end mutual funds                 55
09/03/46                managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension
Trustee since 2002      & Savings Trust Officer, Sprint Corporation(3) (telecommunications) (since
                        November 1989)

Robert H. Wadsworth     President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983             145
1/29/40                 to present).  Formerly, President and Trustee, Trust for Investment Managers
Trustee since 2002      (registered investment company) (April 1999- June 2002).  President,
                        Investment Company Administration, L.L.C. (January 1992*-July 2001);
                        President, Treasurer and Director, First Fund Distributors, Inc. (June
                        1990-January 2001); Vice President, Professionally Managed Portfolios (May
                        1991-January 2001) and Advisors Series Trust (October 1996-January 2001)
                        (registered investment companies)

 NAME, DATE OF BIRTH,
  POSITION WITH THE                                                                                     NUMBER OF FUNDS IN
   TRUST AND LENGTH                                                                                      THE SCUDDER FUND
  OF TIME SERVED(1, 2)          BUSINESS EXPERIENCE AND DIRECTORSHIPS DURING THE PAST 5 YEARS            COMPLEX OVERSEEN
---------------------- ------------------------------------------------------------------------------   ------------------
INTERESTED TRUSTEE

William N. Shiebler(4) Chief Executive Officer in the Americas for Deutsche Asset Management                 142
(1942)                 ("DeAM") and a member of the DeAM Global Executive Committee (since 2002);
Trustee since 2004     Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing
                       Director of Putnam Investments, Inc. and President, Chief Executive Officer,
                       and Director of Putnam Mutual Funds Inc. (1990-1999)


1 Unless otherwise indicated, the mailing address of each Trustee with respect to fund operations is One South Street, Baltimore, MD 21202.


2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder Investment Portfolios.



3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.



4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 280 Park Avenue, New York, New York.


*Inception date of the corporation which was the predecessor to the LLC.

OFFICERS OF SCUDDER INVESTMENT PORTFOLIOS -- Unless otherwise specified, each officer listed below holds the same position with the Portfolio Trust.


                               POSITION(S)
                                HELD WITH     TERM OF
                                   THE       OFFICE AND
  NAME, DATE OF BIRTH, AND      PORTFOLIO    LENGTH OF
         ADDRESS(1)               TRUST    TIME SERVED(2)      PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
---------------------------    ----------- -------------- -------------------------------------------------------------
Phillip Gallo(3)                  Chief      Since 2004   Managing Director, Deutsche Asset Management (2003-present).
8/2/62                          Compliance                Formerly, Co-Head of Goldman Sachs Asset Management Legal
                                 Officer                  (1994-2003)

Kevin M. Gay(4)                 Assistant    Since 2004   Vice President, Deutsche Asset Management
11/12/59                        Treasurer

Lisa Hertz(3)                   Assistant    Since 2004   Assistant Vice President, Deutsche Asset Management
(1970)                          Secretary

Daniel O. Hirsch                Assistant    Since 2003   Managing Director, Deutsche Asset Management (2002 - present)
3/27/54                         Secretary                 and Director, Deutsche Global Funds Ltd. (2002 - present).
                                                          Formerly, Director, Deutsche Asset Management (1999 - 2002),
                                                          Principal, BT Alex. Brown Incorporated (now Deutsche Bank
                                                          Securities Inc.) (1998 - 1999); Assistant General Counsel,
                                                          United States Securities and Exchange Commission (1993 - 1998).

John Millette(4)                Secretary    Since 2003   Director, Deutsche Asset Management
8/23/62

Kenneth Murphy(4)                  Vice      Since 2002   Vice President, Deutsche Asset Management (2000 - present).
10/13/63                        President                 Formerly, Director, John Hancock Signature Services (1992 - 2000)
                                and Anti
                                 -Money
                                Laundering
                                Compliance
                                 Officer

Caroline Pearson(4)             Assistant    Since 2002   Managing Director, Deutsche Asset Management
4/01/62                         Secretary

Charles A. Rizzo(4)             Treasurer    Since 2002   Managing Director, Deutsche Asset Management (since April
8/5/57                                                    2004). Formerly, Director, Deutsche Asset Management (April
                                                          2000-March 2004); Vice President and Department Head, BT Alex.
                                                          Brown Incorporated (now Deutsche Bank Securities Inc.)
                                                          (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now
                                                          PricewaterhouseCoopers LLP) (1993-1998)

Bruce A. Rosenblum                 Vice      Since 2003   Director, Deutsche Asset Management
9/14/60                         President    Since 2002
                                   and
                                Assistant
                                Secretary

Paul Schubert(3)                  Chief      Since 2004   Managing Director, Deutsche Asset Management (since July 2004);
(1963)                          Financial                 formerly, Executive Director, Head of Mutual Fund Services and
                                 Officer                  Treasurer for UBS Family of Funds at UBS Global Asset Management
                                                          (1994-2004)

                               POSITION(S)
                                HELD WITH     TERM OF
                                   THE       OFFICE AND
   NAME, DATE OF BIRTH, AND     PORTFOLIO    LENGTH OF
           ADDRESS(1)             TRUST    TIME SERVED(2)       PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
---------------------------    ----------- -------------- -------------------------------------------------------------
Salvatore Schiavone(4)          Assistant    Since 2003   Director, Deutsche Asset Management
11/03/65                        Treasurer

Julian F. Sluyters(3)           President    Since 2004   Managing Director, Deutsche Asset Management (since May 2004);
7/14/60                         and Chief                 President and Chief Executive Officer of The Germany Fund, Inc.,
                                Executive                 The New Germany Fund, Inc., The Central Europe and Russia Fund,
                                 Officer                  Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder
                                                          Global High Income Fund, Inc. and Scudder New Asia Fund, Inc.
                                                          (since May 2004); President and Chief Executive Officer, UBS
                                                          Fund Services (2001-2003); Chief Administrative Officer
                                                          (1998-2001) and Senior Vice President and Director of Mutual
                                                          Fund Operations (1991 to 1998) UBS Global Asset Management

Kathleen Sullivan D'Eramo(4)    Assistant    Since 2003   Director, Deutsche Asset Management.
1/27/57                         Treasurer


1 Unless otherwise indicated, the mailing address of each Officer with respect to fund operations is One South Street, Baltimore, MD 21202.


2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder Investment Portfolios.



3     Address: 345 Park Avenue, New York, New York



4     Address: Two International Place, Boston Massachusetts 02110


      Each officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the investment adviser or underwriter. No director, officer or employee of DeAM, Inc. or any of its affiliates will receive any compensation from the Portfolio Trust for serving as an officer or Trustee of the Portfolio Trust.


AUDIT COMMITTEES -- The Board of Directors of the Fund and the Board of Trustees of the Portfolio Trust each have an audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling of the accounting functions with respect to the Fund and the Portfolio, respectively. The Fund's audit committee currently consists of Messrs. Chubb, Craig and Oliverius and Ms. Lumpkin, and this committee held 2 meetings during the calendar year ended December 31, 2004. The Portfolio Trust's audit committee currently consists of S. Leland Dill (Chairman) and all of the Non-Interested Trustees, and this committee met 6 times during the calendar year ended December 31, 2004. The Portfolio Trust's audit committee has responsibility for approving the Portfolio Trust's selection of an independent registered public accounting firm.


NOMINATING COMMITTEE -- The Board of Directors of the Fund has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund's Secretary. Any such shareholder nomination should include, at a minimum, the following information as to each individual proposed for nominations as director: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations. The Nominating Committee consists of the Fund's Independent Directors. During the calendar year ended December 31, 2004, the Nominating Committee held 1 meeting.

REMUNERATION OF DIRECTORS AND OTHERS


The Fund's directors, except those directors who are "interested persons" of the Fund, receive from the Security Funds Complex an annual retainer of $30,000 and a fee of $4,500 per meeting, plus reasonable travel costs, for each meeting of the board attended. In addition, certain directors who are members of the audit committee receive a fee of $3,000 per meeting and reasonable travel costs for each meeting of the Fund's audit committee attended. The Fund pays its respective share of directors' fees, audit committee fees and travel costs based on relative net assets. (The Directors do not receive compensation upon retiring as Director of the Fund.)

      The Fund does not pay any fees to, or reimburse expenses of, directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the directors during the fiscal year ended September 30, 2004, and the aggregate compensation paid to each of the directors during calendar year 2004 by all seven of the registered investment companies to which the Fund's administrator, Security Management Company, LLC ("SMC" or "Administrator") provides investment advisory or administration services (collectively, the "Security Fund Complex"), are set forth below. Each of the directors is a director of each of the other registered investment companies in the Security Fund Complex.

SECURITY INCOME FUND DIRECTOR COMPENSATION TABLE --


                                AGGREGATE COMPENSATION   TOTAL COMPENSATION FROM
           NAME               FROM SECURITY INCOME FUND   SECURITY FUND COMPLEX
---------------------------   -------------------------  ----------------------
Donald A. Chubb, Jr.                   $9,708                    $75,250
John D. Cleland                          N/A                       N/A
Harry W. Craig, Jr.                     3,219                     38,625
Michael G. Odlum                         N/A                       N/A
Penny A. Lumpkin                        9,708                    75,250
Maynard Oliverius                       9,542                    75,250
Mark L. Morris, Jr.*                    9,708                    75,250



* Mr. Morris retired from serving as a director of the Fund in November of 2004.


SCUDDER INVESTMENT PORTFOLIOS TRUSTEE COMPENSATION TABLE -- Members of the Board of Trustees who are employees of the Adviser or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Adviser, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Portfolio Trust's trustees, except those trustees who are "interested persons" of the Portfolio Trust, receive from the Portfolio Trust an annual retainer of [$ ] and a fee of [$ ] per meeting, plus reasonable travel costs, for each meeting of the board attended. In addition, certain trustees who are members of the audit committee receive a fee of [$ ] per meeting and reasonable travel costs for each meeting of the Portfolio Trust's audit committee attended. The following table shows compensation received by each Trustee from the Portfolio Trust and aggregate compensation from the Portfolio Trust's fund complex during the calendar year 2004.



                                                           PENSION OR
                                                           RETIREMENT                TOTAL COMPENSATION PAID
                                 COMPENSATION           BENEFITS ACCRUED              TO TRUSTEES FROM THE
                              FROM THE PORTFOLIO         AS PART OF FUND             PORTFOLIO TRUST AND THE
     NAME OF TRUSTEE                TRUST                   EXPENSES                      FUND COMPLEX(1)
--------------------------- ------------------------ -------------------------- ----------------------------------
Richard R. Burt                     $8,868                       $0                       $198,370
S. Leland Dill                      $8,771                       $0                       $155,500
Martin J. Gruber                    $7,292                       $0                       $136,000
Joseph R. Hardiman(2)               $7,466                       $0                       $139,000
Richard J. Herring(2)               $7,408                       $0                       $138,000
Graham E. Jones                     $7,350                       $0                       $137,000
Rebecca W. Rimel(2)                 $8,926                       $0                       $164,120
Philip Saunders, Jr.(2)             $7,408                       $0                       $138,000
William N. Searcy                   $8,416                       $0                       $149,500
William N. Shiebler                     $0                       $0                             $0
Robert H. Wadsworth                 $7,408                       $0                       $171,000


1 During calendar year 2004, the total number of funds overseen by each Trustee was 55 except for Messrs. Burt (57 funds), Shiebler (142 funds), and Wadsworth (145 funds).

2 Of amounts payable to Ms. Rimel and Messrs. Hardiman, Herring, and Saunders, $144,897, $57,154, $56,554 and $126,888, respectively, was deferred pursuant to a deferred compensation plan.


PRINCIPAL HOLDERS OF SECURITIES -- As of December 15, 2004, the officers and directors of Security Income Fund as a group beneficially owned less than 1% of the total outstanding voting shares of the Fund.

      As of December 15, 2004, the Trustees and Officers of the Portfolio Trust owned in the aggregate less than 1% of the shares of the Portfolio Trust (all series taken together).



      As of December 15, 2004, no person beneficially owned of record 5% or more of a class of the Fund's outstanding securities.






DIRECTORS' OWNERSHIP OF SECURITIES -- As of December 31, 2004, the directors of the Fund beneficially owned shares of the Fund in the dollar ranges set forth below and also beneficially owned shares of other mutual funds in the family of mutual funds overseen by the directors in the dollar ranges set forth below:


                         DOLLAR RANGE OF      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                       EQUITY SECURITIES IN      REGISTERED INVESTMENT COMPANIES OVERSEEN BY
  NAME OF DIRECTOR         THE FUND             DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
--------------------   ---------------------  ---------------------------------------------------
Donald A. Chubb, Jr.           None                             over $100,000
Harry W. Craig, Jr.            None                                  None
Penny A. Lumpkin               None                           $50,000 - $100,000
Maynard Oliverius         over $100,000                         over $100,000


The following directors who are "interested persons" of the Security Income Fund beneficially owned shares of the Fund in the dollar ranges set forth below and also beneficially owned shares of other mutual funds in the family of mutual funds overseen by the directors in the dollar ranges set forth below:


                          DOLLAR RANGE OF      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                        EQUITY SECURITIES IN      REGISTERED INVESTMENT COMPANIES OVERSEEN BY
  NAME OF DIRECTOR            THE FUND             DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
--------------------    --------------------  ---------------------------------------------------
Michael G. Odlum         $10,001 - $50,000                     $10,001 - $50,000
John D. Cleland                 None                             over $100,000


VALUATION OF ASSETS


An equity security is valued at its most recent sale price on the relevant exchange or over-the-counter ("OTC") market as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.


      Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the bid prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

      An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used. Any assets or liabilities initially expressed in terms of foreign currencies will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not readily available, the rate of exchange will be determined in good faith by or under the direction of the Board of Trustees.


      If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Portfolio Trust's Pricing Committee (or, in some cases, the Portfolio Trust Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Portfolio Trust's Board and overseen primarily by the Portfolio Trust's Pricing Committee.


OVERVIEW OF TSA ACCOUNTS -- In general, Section 403(b)(7) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase shares of a mutual fund through a custodial account, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Shares of the Fund may be purchased in connection with a TSA custodial account. TSA Accounts may provide significant tax savings to individuals, but are governed by a complex set of tax rules under the Code and the regulations promulgated by the Department of the Treasury thereunder.

      If you do not presently have a Security Funds TSA custodial account and you meet the requirements of the applicable tax rules, you may be able to create a Security Funds TSA custodial account (or a TSA custodial account from another provider that makes shares of the Fund available to its customers) and invest in shares of the Fund through that TSA. Class A shares may not be available to TSA custodial accounts opened on or after June 5, 2000. The minimum initial or subsequent investment in a Security Funds TSA custodial account is $50. An annual administration fee of $25 is required for each Security Funds TSA custodial account with a balance less than $25,000 and a $5 withdrawal fee will be charged when any Security Funds TSA custodial account is closed.

      TSA OWNERS AND OTHER PROSPECTIVE INVESTORS SHOULD CONSULT WITH THEIR PROFESSIONAL TAX AND FINANCIAL ADVISERS BEFORE ESTABLISHING A TSA OR OTHERWISE INVESTING IN SHARES.

OVERVIEW OF THE TYPES OF INDIVIDUAL RETIREMENT ACCOUNTS

In general, an IRA is a trust or custodial account established in the United States for the exclusive benefit of an individual or his or her beneficiaries. (Keogh Plans are established by self-employed persons, including partnerships, and also cover eligible non-owner employees.) Most IRAs are designed principally as retirement savings vehicles. Coverdell Education Savings Account IRAs are designed to provide a tax-favored means of saving for a child's educational expenses. IRAs may provide significant tax savings to individuals, but are governed by a complex set of tax rules set out under the Code and the regulations promulgated by the Department of the Treasury thereunder. If you already have an IRA or Keogh Plan, the Plan may be able to invest in the Fund. If you do not presently have an IRA or Keogh Plan, and you meet the requirements of the applicable tax rules, you may be able to create an IRA or Keogh Plan, and invest in Shares of the Fund through that Plan. Included below is a general discussion of some IRA and Keogh Plan features. However, IRA and Keogh Plan owners ("IRA/ Keogh owners") and other prospective investors should consult with their IRA and Keogh Plan provider and/or professional tax and financial advisors before establishing an IRA or Keogh Plan, or investing in Shares. Certain types of the IRAs and Keogh Plans described below may not be available through Deutsche Asset Management mutual funds. For more information call 1-800-621-1048.

TRADITIONAL IRAs -- If you are under age 70-1/2, and you (or if you file a joint return, your spouse) have taxable compensation, you may set up a Traditional IRA and make annual IRA contributions for 2005, up to $4,000 ($4,500 if you are age 50 or older) but not more than 100% of your taxable compensation. These dollar limits will be adjusted in future years. Taxable income includes wages, salaries, and other amounts reported in box 1 of Form W-2, as well as earnings from self-employment. If you file a joint return and your taxable compensation is less than that of your spouse, you may make annual contributions to a Traditional IRA equal to, for 2005, the lesser of $4,000 ($4,500, if you are age 50 or older) or the sum of (i) your taxable compensation and (ii) the taxable compensation of your spouse, reduced by the amount of his or her IRA deduction for the year. Amounts contributed to a Traditional IRA generally are deductible for federal income tax purposes. However, if you were covered by an employer retirement plan, the amount of your contribution to a Traditional IRA that you may deduct will be reduced or eliminated if your modified adjusted gross income exceeds certain amounts (for 2005, $70,000 for a married couple filing a joint return and $50,000 for a single taxpayer). If your spouse is covered by an employer retirement plan but you are not, you may be able to deduct your contributions to a Traditional IRA; however, the deduction will be reduced or eliminated if your adjusted gross income on a joint return exceeds $150,000. Even if your ability to deduct contributions to a Traditional IRA is limited, you may still make contributions up to the limits described above. In general, you may also make a contribution to a Traditional IRA by "rolling over" all or a portion of a distribution you receive from an eligible retirement plan (such as a pension or profit-sharing plan or a 401(k) plan) or another Traditional IRA. Amounts distributed from a Traditional IRA and eligible rollover distributions from qualified retirement plans will not be includible in income if they are contributed to a Traditional IRA in a rollover transaction which meets certain conditions; however, a federal withholding tax may be imposed on such distributions. Consult your Service Agent (which is a broker, financial advisor or other bank, dealer or other institution that has a sub-shareholder servicing agreement with SMC) and professional tax advisor for complete details on Traditional IRAs.

ROTH IRAs -- Regardless of your age, you may be able to establish a Roth IRA. Contributions to Roth IRAs are not deductible for federal income tax purposes. However, if all of the applicable requirements are met, earnings in the account accumulate tax free, and all withdrawals are also tax free. Generally, you may make annual contributions ($4,000 for 2005 or, if you are age 50 or older, $4,500) to a Roth IRA; however, your ability to contribute to a Roth IRA will be reduced or eliminated if your adjusted gross income exceeds certain amounts (currently $150,000 for a married couple filing a joint return and $95,000 for a single taxpayer). In addition, if you make contributions to both a Traditional IRA and a Roth IRA, your contribution limit for the Roth IRA will be reduced by the amount of the contribution you make to the Traditional IRA. If certain requirements are met, and (i) your modified adjusted gross income is not more than $100,000, and (ii) you are not married and filing a separate tax return, you can roll over amounts from a Traditional IRA to a Roth IRA. The amount rolled over generally will be included in your taxable income. You may also roll over amounts from one Roth IRA to another Roth IRA. Consult your Service Agent and professional tax advisor for complete details on Roth IRAs.

SEP-IRAs -- SEP-IRAs are IRAs that are created in connection with a simplified employee pension ("SEP") established and maintained by a self-employed individual, a partnership or a corporation. SEP-IRAs must be created for each qualifying employee of the employer that establishes a SEP. In general, a qualifying employee is an employee who has: (i) reached the age of 21; (ii) worked for the employer at least three out of the past five years; and (iii) has received at least $450 in compensation for 2005 (subject to adjustment in future years). Each SEP-IRA is owned by the employee for whom it is created; assets of a SEP are not pooled together. SEPs must provide for discretionary employer contributions. In other words, employers are not required to make contributions to SEP-IRAs each year, but if they do make contributions for any year, the contributions must be based on a specific allocation formula set forth in the SEP, and must not discriminate in favor of highly compensated employees. Contributions to SEP-IRAs generally are deductible by the employer, subject to certain limitations. Contributions to SEP-IRAs of self-employed individuals are subject to certain additional limitations. SEP-IRAs generally are subject to the same distribution and rollover rules that apply to Traditional IRAs.

SIMPLE IRAs -- In general, a SIMPLE plan may be established by any employer, including a sole proprietorship, partnership or corporation, with 100 or fewer employees, and must be the only retirement plan maintained by the employer. Under a SIMPLE plan using SIMPLE IRAs, a SIMPLE IRA is created for each eligible employee which, in general, includes all employees who received at least $5,000 in compensation during any two years preceding the year for which eligibility is being determined (i.e., the current year) and is reasonably expected to earn at least $5,000 during the current year. As with SEP-IRAs, SIMPLE IRAs are individual accounts owned by each eligible employee. Under a SIMPLE IRA plan, eligible employees can elect to contribute a portion of their salary to their SIMPLE IRA. (These contributions are referred to as "salary reduction contributions" or "elective deferrals.") Elective deferrals are based on a stated percentage of the employee's compensation, and are limited for 2005 to $10,000 ($12,000, if you are age 50 or older) (indexed for inflation). Elective deferrals are included in employees' gross income only for Social Security and Medicare tax purposes (i.e., they are not included in wages for federal income tax purposes).In addition to elective deferrals by employees, under a SIMPLE IRA plan, employers must make either: (i) matching contributions equal to each employee's elective deferral, up to a maximum of 3% of the employee's compensation, or (ii) nonelective contributions of 2% of compensation for each eligible employee (subject to certain limits). Employer contributions to SIMPLE IRAs are excluded from employees' gross income and are deductible by the employer. SIMPLE IRAs generally are subject to the same distribution and rollover rules that apply to Traditional IRAs. However, a rollover from a SIMPLE IRA to a Traditional IRA can be made tax free only after the employee has participated in the SIMPLE IRA plan for at least two years.

KEOGH PLANS -- Keogh Plans are qualified retirement plans established by sole proprietors or partnerships. As with other qualified retirement plans, in general, contributions to Keogh Plans are deductible, and neither such contributions nor the investment earnings thereon are subject to tax until they are distributed by the plan. A number of different types of plans may qualify as Keogh Plans. In certain circumstances, Keogh Plans may provide greater tax advantages than other types of retirement plans. However, Keogh Plans must satisfy a number of complex rules, including minimum participation requirements, under which certain employees must be covered by the plan, and in some cases, minimum funding requirements. Professional assistance generally is required to establish and maintain a Keogh Plan.

COVERDELL EDUCATION SAVINGS ACCOUNTS -- A Coverdell Education Savings Account ("ESA") is a trust or custodial account created for the purpose of paying the qualified higher education expenses of a designated beneficiary, i.e., a child under the age of 18 or special needs beneficiary at the time of the contributions. In general, qualified higher education expenses include expenses for tuition, fees, books, supplies and equipment required for the designated beneficiary to attend an eligible educational institution. Any individual may make contributions to an ESA so long as his or her modified adjusted gross income is less than $110,000 ($220,000 for married taxpayers filing jointly).The maximum total contributions that may be made to an ESA for each child is $2,000 per year. Generally, amounts may be rolled over from one ESA to another ESA established for the same beneficiary or for certain members of the beneficiary's family. Beneficiaries may make tax free withdrawals from ESAs to pay qualified higher education expenses. Other withdrawals generally will be subject to tax. Consult your Service Agent and or professional tax advisor for complete details.

PENSION AND PROFIT SHARING PLANS

Prototype corporate pension or profit-sharing plans meeting the requirements of Code Section 401(a) are available. Information concerning these plans may be obtained from the Distributor.

403(b) RETIREMENT PLANS -- Employees of public school systems and tax-exempt organizations meeting the requirements of Code Section 501(c)(3) may purchase shares of the Fund or of other funds in the Security Group under a Section 403(b) Plan. Class A shares may not be available to custodial accounts of the Administrator opened on or after June 5, 2000. The minimum initial or subsequent investment in a custodial account under a Section 403(b) Plan is $50. An annual administration fee of $25 is required for each custodial account with a balance less than $25,000 and a $5 withdrawal fee will be charged when any custodial account is closed.

      Section 403(b) Plans are subject to numerous restrictions on the amount that may be contributed, the persons who are eligible to participate, the time when distributions may commence, and the number and amount of any loans requested.

SIMPLIFIED EMPLOYEE PENSION (SEP) PLANS -- A prototype SEP is available for corporations, partnerships or sole proprietors desiring to adopt such a plan for purchases of IRAs for their employees. Employers establishing a SEP may contribute a maximum of $40,000 a year to an IRA for each employee. This maximum is subject to a number of limitations.

OWNERSHIP OF SHARES THROUGH PLANS

Fund Shares owned by Plan Participants through Plans are held either directly by the respective Plan, or beneficially through vehicles such as bank collective funds or insurance company separate accounts consisting solely of such Plans (collectively, "Plan Pools"), which will in turn offer the Fund as an investment option to their participants. Investments in the Fund may by themselves represent an investment option for a Plan or may be combined with other investments as part of a pooled investment option for the Plan. In the latter case, the Fund may require Plans to provide information regarding the withdrawal order and other characteristics of any pooled investment option in which the Shares are included prior to a

Plan's initial investment in the Fund. Thereafter, the Fund will require the Plan to provide information regarding any changes to the withdrawal order and other characteristics of the pooled investment option before such changes are implemented. The Fund in its sole discretion may decline to sell Shares to Plans if the governing withdrawal order or other characteristics of any pooled investment option in which the Shares are included is determined at any time to be disadvantageous to the Fund. Plan Participants should contact their Plan administrator or the organization that provides recordkeeping services if they have questions concerning their account. Plan administrators and fiduciaries should call 1-800-888-2461 for information regarding a Plan's account with the Fund.

HOW TO PURCHASE SHARES

Investors may purchase shares of the Fund through authorized broker-dealers who are members of the NASD. In addition, banks and other financial institutions may make shares of the Fund available to their customers. (Banks and other financial institutions that make shares of the Fund available to their customers in Texas must be registered with that state as securities dealers.) The minimum initial investment is $100. The minimum subsequent investment is $100 unless made through an Accumulation Plan which allows for subsequent investments of $20. An application may be obtained from the Administrator.

      As a convenience to investors and to save operating expenses, the Fund does not issue certificates for full shares except upon written request by the investor or his or her investment dealer. Certificates will be issued at no cost to the stockholder. No certificates will be issued for fractional shares and fractional shares may be withdrawn only by redemption for cash.

      Orders for the purchase of shares of the Fund will be confirmed at an offering price equal to the net asset value ("NAV") per share next determined after receipt and acceptance of the order in proper form by Security Distributors, Inc. (the "Distributor") (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day. Dealers and other financial services firms are obligated to transmit orders promptly.

      The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

ALTERNATIVE PURCHASE OPTIONS -- The Fund offers three classes of shares:

      CLASS A SHARES - FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge of 1% for one year).

      CLASS B SHARES - BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert to Class A shares at the end of eight years after purchase.

      CLASS C SHARES - LEVEL LOAD OPTION. Class C shares are sold without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge if they are redeemed within one year of the date of purchase.

      The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares, in which case 100% of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment.

      Dealers or others may receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES -- Class A shares are offered at NAV plus an initial sales charge as follows:

                                  SALES CHARGE
                      -------------------------------------
                      PERCENTAGE  PERCENTAGE
    AMOUNT OF            OF         OF NET      PERCENTAGE
    PURCHASE           OFFERING     AMOUNT      REALLOWABLE
AT OFFERING PRICE       PRICE      INVESTED     TO DEALERS
-------------------   ----------  ------------  -----------
Less than $100,000      3.50%         3.63%        3.00%

$100,000 but less
   than $500,000        2.50          2.56         2.00

$500,000 but less
   than $1,000,000      1.50          1.52         1.00

$1,000,000 and over     None          None       (See below)

      The Distributor will pay a commission to dealers on purchases of $1,000,000 or more as follows: 0.50% on sales up to $5,000,000, plus 0.25% on sales of $5,000,000 or more up to $10,000,000, and 0.10% on any amount of $10,000,000 or more.

CLASS A DISTRIBUTION PLAN -- As discussed in the prospectus, the Fund has a Distribution Plan for its Class A shares pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the Fund to pay an annual fee to the Distributor of 0.25% of the average daily NAV of the Class A shares of the Fund to finance various activities relating to the distribution of such shares of the Fund to investors and the provision of services to such investors. These expenses include, but are not limited to, the payment of compensation (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for the Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund. The Plan may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. The Distributor is required to report in writing to the Board of Directors of Security Income Fund and the board will review at least quarterly the amounts and purpose of any payments made under the Plan. The Distributor is also required to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the Plan should be continued.

      The Plan became effective on February 10, 1999. The Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors of the Fund, including a majority of the independent directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan can be terminated at any time on 60 days' written notice, without penalty, if a majority of the disinterested directors or the Class A shareholders vote to terminate the Plan. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned. The Plan may not be amended to increase materially the amount of payments thereunder without approval of the Class A shareholders of the Fund.


      Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Fund Administrator and its officers, directors and employees, including Mr. Odlum (director of the Fund), Messrs. Toussaint, Swickard, Bowser, Phalen, Ms. Harwood and Ms. Lee (officers of the Fund), all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the independent directors have a direct or indirect financial interest in the operation of the Distribution Plan.


      Benefits from the Distribution Plan may accrue to the Fund and its stockholders from the growth in assets due to sales of shares to the public pursuant to the Distribution Agreement with the Distributor. Increases in the net assets of the Fund from sales pursuant to its Distribution Plan and Agreement may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of such Fund's assets, and facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions.

CLASS B SHARES -- Class B shares are offered at NAV, without an initial sales charge. With certain exceptions, the Fund may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

      Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed, according to the following schedule:

YEAR SINCE PURCHASE     CONTINGENT DEFERRED
 PAYMENT WAS MADE          SALES CHARGE
-------------------     -------------------
         1                     5%
         2                     4%
         3                     3%
         4                     3%
         5                     2%
    6 and more                 0%

      Class B shares (except shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert, on the eighth anniversary of the date such shares were purchased, to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the transfer agent.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the NAV per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Fund's opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the

Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN -- The Fund bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. This Plan provides for payments at an annual rate of 0.75% of the average daily NAV of Class B shares. Amounts paid by the Fund are currently used to pay dealers and other firms that make Class B shares available to their customers
(1) a commission at the time of purchase normally equal to 2.75% of the value of each share sold and (2) a service fee for account maintenance and personal service to shareholders payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Fund. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund.

      Rules of the NASD limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its Class B shares to 6.25% of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Fund. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.

      The Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Fund makes no payments in connection with the sales of its shares other than the distribution fee paid to the Distributor.

CLASS C SHARES -- Class C shares of the Fund are offered at NAV, without an initial sales charge. With certain exceptions, the Fund may impose a deferred sales charge on shares redeemed within one year of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

CLASS C DISTRIBUTION PLAN -- The Fund bears some of the costs of selling its Class C shares under a Distribution Plan adopted with respect to its Class C shares ("Class C Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. This Plan provides for payments at an annual rate of 0.50% of the average daily NAV of Class C shares. Amounts paid by the Fund are currently used to pay dealers and other firms that make Class C shares available to their customers
(1) a commission at the time of purchase normally equal to 0.25% of the value of each share sold, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund and (2) a service fee payable for the first year initially, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily net asset value of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund.

      Rules of the NASD limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its Class C shares to 6.25% of gross sales of Class C shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class C shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class C Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Fund. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.

      The Fund's Class C Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class C shares. In the event the Class C Distribution Plan is terminated by the Class C stockholders or the Fund's Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Fund makes no payments in connection with the sales of their shares other than the distribution fee paid to the Distributor.

RULE 12b-1 PLAN EXPENSES -- For the fiscal year ended September 30, 2004, the following 12b-1 payments were made under the Rule 12b-1 Distribution Plans:


                        CLASS A     CLASS B     CLASS C
                        --------    --------    -------
Advertising                NA          NA          NA

Printing and Mailing
of Prospectuses to
other than current
shareholders               NA          NA          NA

Compensation to
Underwriters            $809,900    $280,854    $874,699

Compensation to
Broker-Dealers             NA          NA          NA

Compensation to sales
personnel                  NA          NA          NA

Interest, carrying,
or other financing
charges                    NA          NA          NA

Other*                     NA          NA          NA



*This includes consulting fees, miscellaneous shipping, filing and travel expenses, and storage of printed items.


CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES -- Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more), Class B shares and Class C shares is a percentage of the lesser of (1) the NAV of the shares redeemed or (2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in amounts of $1,000,000 or more) or Class C shares held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

      The contingent deferred sales charge is waived: (1) following the death of a stockholder if redemption is made within one year after death; (2) upon the disability (as defined in Section 72(m)(7) of the Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under Section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan,
(iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS -- To the extent permitted by applicable law, the Fund's Administrator or Distributor, from time to time, will pay a bonus, to certain dealers whose representatives have sold or are expected to sell significant amounts of the Fund and/or certain other funds managed by the Fund Administrator. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B or Class C shares, an amount which exceeds the maximum commission. The Distributor, or the Fund Administrator, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Fund Administrator. In addition, the Fund Administrator or Distributor may sponsor training or education meetings at various locations. In connection with such meetings it is expected that the Fund Administrator or Distributor would pay the travel, lodging and other expenses of representatives of the dealers in attendance. The Fund Administrator or Distributor may also pay certain transaction or order processing costs incurred by dealers who sell Fund shares through clearing dealers. Certain of the foregoing arrangements may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. These arrangements will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the NASD. A dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

      The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above.

PURCHASES AT NET ASSET VALUE -- Class A shares of the Fund may be purchased at NAV by (1) directors, officers and employees of the Fund, the Fund's Administrator or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with SBL; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund.

      Class A shares of the Fund may also be purchased at NAV when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under this provision.

PURCHASES FOR EMPLOYER-SPONSORED RETIREMENT PLANS -- Security Financial Resources, Inc., an affiliated company of the Distributor, offers plan recordkeeping services on a fee basis to employer-sponsored retirement plans. Employer-sponsored retirement plans that have entered into an agreement to receive such services from Security Financial Resources, Inc. may purchase Class A shares of Capital Preservation Fund at NAV under certain circumstances. Such plans would first purchase Class C shares of the Fund for an initial period of time that would vary with the size of the plan, amount of assets flowing into the plan and level of service provided by the dealer. After that initial period of time has elapsed, the plan would exchange at NAV existing Class C shares for Class A shares of Capital Preservation Fund, and new purchases under the plans would be made in Class A shares at NAV.

      The schedule below sets forth the amount of time that retirement plan assets would remain invested in Class C shares before they would be eligible for exchange to Class A shares of Capital Preservation Fund. The schedule below also sets forth the commissions paid to dealers in connection with sales of Fund shares with respect to such retirement plans, which commissions replace those normally paid in connection with sales of Class C shares.

                           NUMBER
                          OF YEARS      COMMISSION BY
                        INVESTED IN   YEAR OF PURCHASE*
                          CLASS C    ----------------------
    ELIGIBLE PLANS         SHARES     1    2    3    4   5+
----------------------  -----------  ----------------------
 Less than $1.5 mil.
 in assets or $400,000
 in flow                  8 years     5%   4%   3%   2%  1%

 Less than $1.5 mil.
 in assets or $400,000
 in flow                  8 years     6%   4%   2%   1%  1%

 Less than $5 mil. in
 assets or $1 mil. in
 flow                     6 years     4%   3%   2%   1%  1%

 Less than $5 mil. in
 assets or $1 mil. in
 flow                     5 years     3%   2%   1%   1%  1%

 Less than $10 mil. in
 assets or $2 mil. in
 flow                     3 years     2%   1%   1%   1%  1%

 Less than $10 mil. in
 assets or $2 mil. in
 flow                    0 years**    1%++ 1%   1%   1%  1%

* The commission is a percentage of the amount invested. The year of purchase is measured from the date of the plan's initial investment in the Fund. Notwithstanding the foregoing schedule, if 50% or more of the plan assets allocated to the Fund is redeemed within the four-year period beginning on the date of the plan's initial investment in the Fund, the commission will immediately drop to 1% for all subsequent purchases.

** Amounts will be invested in Class A shares at NAV.

++ Certain dealers may receive 1.25% in year 1.

      The Distributor may also enter into arrangements with dealers whereby it agrees to "annualize" the first-year commission expected to be paid on the purchase of Fund shares by retirement plans receiving plan recordkeeping services from Security Financial Resources, Inc. Such arrangements will typically provide for an up-front payment by the Distributor to the dealer of a specified percentage of the first-year's expected commissions attributable to a particular retirement plan.

      In some circumstances, a retirement plan that was not previously receiving plan recordkeeping services from Security Financial Resources, Inc. may transfer its assets in an arrangement where it does receive such services. In such circumstances, the Distributor may pay the dealer a commission on the transferred assets that is different from the commission otherwise set forth in the table above, but typically not in excess of 1.25% of the transferred amount.

      In addition to the commissions set forth above, dealers will receive a service fee payable beginning in the 13th month following the plan's initial investment. The Distributor pays service fees quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class C shares sold by dealers in connection with such employer-sponsored retirement plans and remaining outstanding on the books of Capital Preservation Fund.

HOW TO REDEEM SHARES


Shareholders may turn in their shares directly to the Fund Administrator for redemption at NAV (which may be more or less than the investor's cost). The redemption price will be the NAV next determined after the time when such shares are tendered for redemption less any applicable contingent deferred sales charge. Shares may be redeemed in cash or in-kind. (See "Valuation of Assets")


      Shares will be redeemed on request of the shareholder in proper order to the Fund Administrator, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Fund
Administrator: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Fund Administrator for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $25,000 or less, requested by and payable to all shareholders of record for an account, to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. The Fund Administrator reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, shareholders having questions should contact the Fund Administrator.

      The Articles of Incorporation of Security Income Fund provide that the Board of Directors, without the vote or consent of the shareholders, may adopt a plan to redeem at NAV all shares in any shareholder account in which there has been no investment (other than the reinvestment of income dividends or capital gains distributions) for the last six months and in which there are fewer than 50 shares or such fewer number of shares as may be specified by the Board of Directors. Any plan of involuntary redemption adopted by the Board of Directors shall provide that the plan is in the economic best interests of the Fund or is necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. Such plan shall further provide that prior notice of at least six months shall be given to a shareholder before involuntary redemption, and that the shareholder will have at least six months from the date of the notice to avoid redemption by increasing his or her account to at least the minimum number of shares established in the Articles of Incorporation, or such fewer shares as are specified in the plan.

      When investing in the Fund, shareholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Internal Revenue Code. To the extent permitted by law, the redemption proceeds of shareholders who fail to furnish this information will be reduced by $50 to reimburse for the IRS penalty imposed for failure to report the tax identification number on information reports.

      Payment of the amount due on redemption, less any applicable deferred sales charge will be made within seven days after tender, except that the Fund may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. When a redemption request is received, the redemption proceeds are deposited into a redemption account established by the Distributor and the Distributor sends a check in the amount of redemption proceeds to the shareholder. The Distributor earns interest on the amounts maintained in the redemption account. Conversely, the Distributor causes payments to be made to the Fund in the case of orders for purchase of Fund shares before it actually receives federal funds.

      In addition to the foregoing redemption procedure, the Fund repurchases shares from broker-dealers at the price determined as of the close of business on the day such offer is confirmed. The Distributor has been authorized, as agent, to make such repurchases for the Fund's account. Dealers may charge a commission on the repurchase of shares.

      The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences.

      At various times the Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash or certified check on a U.S. bank) has been collected for the purchase of such shares.

INVESTMENT ADVISER

DeAM, Inc. is the Portfolio's investment adviser. DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG ("Deutsche Bank"), an international commercial and investment banking group. DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. Deutsche Bank is a company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

      The Adviser may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Deutsche Bank has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, DeAM, Inc. will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of Deutsche Bank, its parent or its subsidiaries or affiliates and, in dealing with its customers, Deutsche Bank, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DeAM, Inc. or any affiliate.


      For its services as investment adviser, DeAM, Inc. is entitled to an advisory fee calculated at the annual rate of 0.70% of the Portfolio's average daily net assets. For the fiscal years ended September 30, 2004, September 30, 2003 and September 30, 2002, DeAM, Inc., earned $16,152,288, $11,339,303, and
$3,475,084, respectively, for compensation of investment advisory services provided to the Portfolio. For the same periods, DeAM, Inc., reimbursed $2,503,417, $1,492,773, and $752,588, respectively, to the Portfolio to cover expenses.


      The Portfolio is managed by a team of investment professionals who each play an important role in the Portfolio's management process. Team members work together to develop investment strategies and select securities for the portfolio. This team works for the Adviser or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Adviser or its affiliates believes its team approach benefits Portfolio investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Portfolios, as well as team members who have other ongoing management responsibilities for the Portfolio, are identified in the Fund's Prospectus, as of the date of the Fund's Prospectus. Composition of the team may change over time, and Portfolio shareholders and investors will be notified of changes affecting individuals with primary Portfolio management responsibility.

      DeAM, Inc. has entered into an expense limitation agreement with the Portfolio in which it has contractually agreed to limit the Portfolio's total annual expenses to 0.48% of its average daily net assets until February 1, 2006.


      In considering the Investment Management Agreement with DeAM, Inc., the Board of Trustees of the Portfolio considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant. The factors considered by the Board in reviewing the Investment Management Agreement included, but were not limited to, the following: (1) the nature and quality of the services to be provided by DeAM, Inc. to the Portfolio; (2) the fairness of the compensation under the Investment Management Agreement in light of the services to be provided to the Portfolio; (3) the profitability to DeAM, Inc. from the Investment Management Agreement; (4) the personnel providing services to the Portfolio, including portfolio managers, and the operations, financial condition, and investment management capabilities, methodologies and resources of DeAM, Inc., as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure; (5) the expenses to be borne by the Portfolio; and (6) DeAM, Inc.'s compliance capabilities and efforts on behalf of the Portfolio.


      In approving the Investment Management Agreement, the Board of Trustees of the Portfolio, including the Independent Trustees, did not identify any single factor as all-important or controlling. The Board concluded that the fees to be paid to DeAM, Inc. are reasonable in relation to the services to be rendered, and that the anticipated expenses to be borne by the shareholders were reasonable. The Board further determined that the contractual arrangement offers an appropriate means for the Portfolio to obtain high quality portfolio management services in furtherance of the Portfolio's objectives, and to obtain other appropriate services for the Portfolio.

      In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity involving DeAM, Inc. or the Portfolio, DeAM, Inc. has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Portfolio against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the

Portfolio or DeAM, Inc. ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Portfolio against the Portfolio, its trustees and officers, DeAM, Inc. and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolio and in light of the rebuttable presumption generally afforded to independent trustees of investment companies that they have not engaged in disabling conduct, DeAM, Inc. has also agreed, subject to applicable law and regulation, to indemnify the Portfolio's Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeAM, Inc. is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the Portfolio's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolio or its shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a trustee of the Portfolio as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This agreement by DeAM, Inc. will survive the termination of the Investment Management Agreement between DeAM, Inc. and the Portfolio.


DISTRIBUTOR

The Distributor, a Kansas corporation and wholly owned subsidiary of Security Benefit Group ("SBG), serves as the principal underwriter for shares of the Fund pursuant to a Distribution Agreement. The Distributor acts in such capacity on a best-efforts basis, and offers shares of the Fund on a continuous basis. The Distributor also acts as principal underwriter for Security Income Fund, Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Security Municipal Bond Fund and SBL Fund.

      The Distributor receives a maximum commission on sales of Class A shares of 3.50% and allows a maximum discount of 3% from the offering price to authorized dealers on the Fund shares sold. The discount is the same for all dealers, but the Distributor at its discretion may increase the discount for specific periods. Salespersons employed by dealers may also be licensed to sell insurance with Security Benefit Life.

      For the fiscal years ended September 30, 2002, 2003 and 2004, the Distributor (i) received gross underwriting commissions on Class A shares, (ii) retained net underwriting commissions on Class A shares, and (iii) received contingent deferred sales charges on redemptions of Class B and Class C shares in the amounts set forth in the tables below.


                         2004        2003       2002
                       --------    --------   --------
Gross Underwriting
Commissions            $249,761    $207,920   $130,018

Net Underwriting
Commissions             160,828      34,442    (26,288)

Compensation on
Redemptions             151,545      94,579     48,219


      The Distributor, on behalf of the Fund, may act as a broker in the purchase and sale of securities, provided that any such transactions and any commissions shall comply with requirements of the 1940 Act and all rules and regulations of the SEC. The Distributor has not acted as a broker.

      The Fund's Distribution Agreement is renewable annually either by its Board of Directors or by the vote of a majority of the Fund's outstanding securities, and, in either event, by a majority of the board who are not parties to the contract or interested persons of any such party. The contract may be terminated by either party upon 60 days' written notice.

ADMINISTRATOR

Pursuant to a Fund Accounting and Administration Agreement with Security Income Fund, dated February 1, 2004, Security Management Company, LLC acts as the administrative agent for the Fund and as such performs administrative functions and the bookkeeping, accounting and pricing function for the Fund. For these services, SMC receives 0.09% of the Fund's average daily net assets, or $25,000 per year, whichever is greater. The fee is calculated daily and payable monthly.

      Under a Transfer Agency Agreement dated February 1, 2004, SMC also performs the transfer agency function for the Fund. As such, SMC performs all shareholder servicing functions, mailing shareholder communications and acting as dividend disbursing agent. For these services, SMC receives the following fees:

1. Account Set-Up Charge - A fee of $4 to open an account on SMC's transfer agency system to hold shares of the Fund.

2. Annual Maintenance Charge - An annual per account fee of (i) $8 per open account for regular accounts; (ii) $6.50 per open account with respect to accounts which are Matrix Level III pursuant to the National Securities Clearing Corporation networking systems; and (iii) $5 per account for closed accounts that remain outstanding on the Administrator's transfer agency system (regardless of whether such accounts are regular or Matrix Level III).

3. Transaction Charge - A per transaction charge of (i) $1.10 per transaction for regular accounts; and (ii) $0.60 per transaction for accounts that are Matrix Level III.

      The Fund is also subject to a minimum fee per year of $25,000. In addition, the Fund has agreed to reimburse SMC for expenses SMC pays to third-party administrators, broker-dealers, banks, insurance companies or other entities for providing sub-transfer agency services to beneficial shareholders in the Fund where such shares are held in an omnibus account.

      During the fiscal years ended September 30, 2004, September 30, 2003, and September 30, 2002, the Fund paid (under a prior Fund Accounting and Administration Agreement and Transfer Agency Agreement with SMC) the following amounts to SMC for the services noted above.


                         2004        2003        2002
                       --------    --------    --------
Administrative
service fees paid to
Administrator          $513,522    $473,982    $305,235

Transfer Agency
service fees paid to
Administrator           505,940     321,862     103,176

Reimbursement of
expenses by
Administrator               ---         ---         ---


      Under an assigned sub-administration agreement between SMC and Investment Company Capital Corp. ("ICCC"), an indirect wholly owned subsidiary of Deutsche Bank, N.A., ICCC provides certain fund accounting services to the Fund, including calculation of the Fund's daily NAV. For these services, SMC pays ICCC a fee of $16,000 per year. This agreement was originally between SMC and Bankers Trust Company and was assigned to ICCC on November 19, 2004.


      Under an administration agreement dated July 1, 2001, ICCC provides such administrative services as the Board of Trustees of the Portfolio reasonably deem necessary for the proper administration of the Portfolio. ICCC generally assists in all aspects of the Portfolio's operations, including the following: supplies and maintains office facilities (which may be in ICCC's own offices); processes statistical and research data; provides data processing, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services; provides stationary and office supplies; prepares reports to shareholders or investors; prepares and files tax returns; supplies financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supplies supporting documentation for meetings of the Board of Trustees; provides monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arranges for appropriate insurance coverage; calculates net asset values, net income and realized capital gains or losses; and negotiates arrangements with, and supervises and coordinates the activities of, agents and others to supply services.



      For the fiscal years ended September 30, 2004, September 30, 2003, and September 30, 2002, ICCC or its affiliate, Bankers Trust, earned $1,319,427, $907,875, and $266,592, respectively, as compensation for administrative and other services provided to the Portfolio.


      Pursuant to a separate Management Services Agreement, SMC also performs certain other services on behalf of the Fund. Under this Agreement, SMC provides feeder fund management and administrative services to the Fund which include monitoring the performance of the Portfolio, coordinating the Fund's relationship with the Portfolio, communicating with the Fund's Board of Directors and shareholders regarding the Portfolio's performance and the Fund's two tier structure, and in general, assisting the Board of Directors of the Fund in all aspects of the administration and operation of the Fund. For these services, the Fund pays SMC a fee at the annual rate of 0.05% of its average daily net assets, calculated daily and payable monthly. Prior to November 17, 2004, this fee was 0.20% of average daily net assets.


      For the fiscal years ended September 30, 2004 and September 30, 2003, the fees paid pursuant to the Management Services Agreement with SMC were $1,098,161 and $1,053,282, respectively.


CODE OF ETHICS

The Fund, the Adviser and the Fund's principal underwriter have each adopted codes of ethics under rule 17j-1 under the 1940 Act. Board members, officers of the Fund, Portfolio Trust and employees of the Adviser and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Adviser's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Adviser's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Adviser's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

PROXY VOTING


The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board's general oversight. The Adviser has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Adviser and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Adviser's general position on various proposals, such as: Shareholder Rights - the Adviser generally votes against proposals that restrict shareholder rights; Corporate Governance - the Adviser generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments; Anti-Takeover Matters - the Adviser generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification; the Adviser generally votes for fair price proposals; Routine Matters - the Adviser generally votes for the ratification of independent registered public accounting firms, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.



      The general provisions described above do not apply to investment companies. The Adviser generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third- party, except for proxies solicited by or with respect to investment companies for which the Adviser or an affiliate serves as investment adviser or principal underwriter ("affiliated investment companies"). The Adviser votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.


      Although the Guidelines set forth the Adviser's general voting positions on various proposals, the Adviser may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions. The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Adviser or an affiliate serves as investment adviser or sponsor. The Adviser may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative. As mentioned above, the Policies describe the way in which the Adviser resolves conflicts of interest. To resolve conflicts, the Adviser, under normal circumstances, votes proxies in accordance with its Guidelines. If the Adviser departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Adviser will vote the proxy. Before voting any such proxy, however, the Adviser's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Adviser has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Adviser has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Adviser will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the Adviser may not be able to vote proxies or the Adviser may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Adviser may not vote proxies on certain foreign securities due to local restrictions or customs. The Adviser generally does not vote proxies on securities subject to share blocking restrictions.

      Information on how the Fund and the Portfolio voted proxies for the twelve month period ended June 30, 2004 is available by viewing their respective Forms N-PX on the SEC' s website at www.sec.gov.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, 220 Franklin Street, Boston, Massachusetts 02110, serves as Custodian for the Portfolio pursuant to the custodian agreement. As Custodian, it holds the Portfolio's assets. ICCC, One South Street, Baltimore, Maryland

21202, serves as transfer agent of the Portfolio pursuant to the administration agreement. ICCC may be reimbursed by the Portfolio for its out-of-pocket expenses. UMB Bank, N.A. 928 Grand Avenue, Kansas City, Missouri 64106 serves as Custodian for the Fund and as such, holds all the Fund's assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, 200 Clarendon, Boston, MA 02116, acts as the independent registered public accounting firm of Security Income Fund and the Portfolio.


ORGANIZATION OF SECURITY INCOME FUND

Security Income Fund was organized as a Kansas corporation on April 20, 1965 and is registered with the SEC as an investment company. Such registration does not involve supervision by the SEC of the management or policies of the Fund.

      The Articles of Incorporation of Security Income Fund provides for the issuance of shares of common stock in one or more classes or series.

      Security Income Fund has authorized the issuance of an indefinite number of shares of capital stock of $1.00 par value and currently issues its shares in three series, Diversified Income Fund, High Yield Fund and Capital Preservation Fund. The shares of each Series of Security Income Fund represent a pro rata beneficial interest in that Series' net assets and in the earnings and profits or losses derived from the investment of such assets.

      Each Series of Security Income Fund currently issues three classes of shares. Each class of shares participates proportionately, based on its relative NAV, in dividends and distributions and has equal voting, liquidation and other rights except that (i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares of each Series of Security Income Fund will be fully paid and nonassessable. Shares may be exchanged as described under "Exchange Privilege," in the Prospectus but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

      On certain matters, such as the election of directors, all shares of the Series of Security Income Fund vote together with each share having one vote. Under certain circumstances, the shareholders of one series of Security Income Fund could control the outcome of these votes. On other matters affecting a particular Series, such as the investment advisory contract or the fundamental policies, only shares of that Series are entitled to vote, and a majority vote of the shares of that Series is required for approval of the proposal.

      Security Income Fund does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove directors from office by vote cast in person or by proxy at a meeting of shareholders. Such a meeting will be called at the written request of 10% of Security Income Fund's outstanding shares.

ORGANIZATION OF THE PORTFOLIO TRUST

The Portfolio Trust was organized as a trust under the laws of the State of New York on March 27, 1993. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in separate series (each, a "Portfolio" and, collectively, the "Portfolios"). No Portfolio has any preference over any other Portfolio. Investors in the Portfolios are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of the Portfolios. Upon liquidation or dissolution of a Portfolio, investors are entitled to share pro rata in the net assets of the Portfolio available for distribution to investors. Investments in the Portfolios have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Investments in the Portfolios may not be transferred. Certificates representing an investor's beneficial interest in the Portfolio Trust are issued only upon the written request of an investor.

      Each investor in a Portfolio is entitled to a vote in proportion to the amount of its investment. The Portfolios will all vote together in certain circumstances (e.g., election of the Portfolio Trust's Trustees, or as required by the 1940 Act and the rules thereunder). One or more portfolios of the Portfolio Trust could control the outcome of these votes. Investors do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interests in the Portfolio Trust, or in a Portfolio as the case may be, may control the outcome of votes and in such event the other investors in the Portfolios would not be able to elect any Trustee. The Portfolio Trust is not required and has no current intention to hold annual meetings of investors, but the Portfolio Trust will hold special meetings of investors when in the judgment of the Portfolio Trust's Trustees it is necessary or desirable to submit matters for an investor vote. No material amendment may be made to the Portfolio

Trust's Declaration of Trust without the affirmative majority vote of investors (with the vote of each being in proportion to the amount of its investment).

      The Portfolio Trust, with respect to each Portfolio, may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of two-thirds of the Portfolio's investors (with the vote of each being in proportion to its percentage of the beneficial interests in the Portfolios), except that if the Trustees of the Portfolio Trust recommend such sale of assets, the approval by vote of a majority of the investors (with the vote of each being in proportion to its percentage of the beneficial interests of the Portfolios) will be sufficient. A Portfolio may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of two-thirds of its investors (with the vote of each being in proportion to the amount of its investment), or (ii) by the Trustees of the Portfolio Trust by written notice to its investors.

      Investors in the Portfolios of the Portfolio Trust will be held personally liable for its obligations and liabilities, subject, however, to indemnification by the Portfolio Trust in the event that there is imposed upon an investor a greater portion of the liabilities and obligations than its proportionate beneficial interest. The Declaration of Trust also provides that the Portfolio Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Portfolio Trust, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and the Portfolio Trust itself was unable to meet its obligations with respect to any Portfolio thereof.

      The Declaration of Trust further provides that obligations of each Portfolio of the Portfolio Trust are not binding upon the Trustees individually but only upon the property of the Portfolio of the Portfolio Trust, and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Portfolio Trust reserves the right to create and issue a number of series, in which case investments in each series would participate equally in the earnings and assets of the particular series. Investors in each series would be entitled to vote separately to approve advisory agreements or changes in investment policy, but investors of all series may vote together in the election or selection of Trustees and principal underwriters. Upon liquidation or dissolution of any series of the Portfolio Trust, the investors in that series would be entitled to share pro rata in the net assets of that series available for distribution to investors.

DIVIDENDS AND TAXES

The following summarizes certain federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

      The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

      Assuming that the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

      Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      If the Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of the Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if the Fund was unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).

      Because Class A shares of the Fund bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B and Class C shares of the Fund bear such costs through a higher distribution fee, expenses attributable to Class B and Class C shares, generally will be higher and as a result, distributions paid by the Fund with respect to Class B and Class C shares generally will be lower than those paid with respect to Class A shares. All dividends and distributions are automatically reinvested on the payable date in shares of the Fund at NAV, as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the investment manager is previously notified in writing by the shareholder that such dividends or distributions are to be received in cash. A shareholder may request that such dividends or distributions be directly deposited to the shareholder's bank account. A shareholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest the dividend check without imposition of a sales charge.

      The Fund will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them. Distributions of net investment income and any short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Such dividends generally do not qualify for the dividends-received deduction for corporations.

      The excess of net long-term capital gains over short-term capital losses realized and distributed by the Fund or reinvested in Fund shares will generally be taxable to shareholders as long-term capital gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Advice as to the tax status of each year's dividends and distributions will be mailed annually.


      Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Fund invests do not pay significant dividends on its stock, the Fund may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

      Upon redemption, sale or exchange of Fund shares, shareholders will realize gain or loss depending upon the shareholders' basis in their shares. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year at the time of sale or redemption. Net capital gains on shares held for less than one year will be taxable to shareholders at the same rates as ordinary income. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. In addition, any loss realized on a sale, exchange or redemption of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies in circumstances when shares of the Fund are exchanged within 90 days after the date they were purchased and new shares in a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

      The fund generally will be required to withhold federal income tax at a rate of 28% ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions and redemption proceeds to shareholders if (1) the shareholder fails to furnish the applicable Fund with the shareholder's correct taxpayer identification number or social security number; (2) the IRS notifies the shareholder or the applicable Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

      A purchase of shares shortly before payment of a dividend or distribution would be disadvantageous because the dividend or distribution to the purchaser would have the effect of reducing the per share NAV of his or her shares by the amount of the dividends or distributions. In addition all or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes, which may be at ordinary income tax rates.

OPTIONS, FUTURES AND FORWARD CONTRACTS AND SWAP AGREEMENTS -- Certain options, futures contracts, and forward contracts in which the Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss.

      Also, Section 1256 contracts held by the Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

      Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to the Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

      The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

      Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Fund intends to account for such transactions in a manner deemed by it to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected.

      The requirements applicable to the Fund's qualification as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

      Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed as the rate of tax applicable to ordinary income.

MARKET DISCOUNT -- If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT -- Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

      Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

CONSTRUCTIVE SALES -- Under certain circumstances the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed, if certain conditions are met.

FOREIGN TAXATION -- Income received by the Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to the Fund's shareholders.

      Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

NEW TAX LEGISLATION -- Pursuant to recently passed tax legislation, a regulated investment company (a "RIC") such as the Fund that earns certain interest income that would not be subject to U.S. tax if earned by a foreign person directly will be permitted, to the extent of such income, to designate a dividend it pays as derived from such interest income. A foreign person who is a shareholder in the RIC generally will treat such a dividend as exempt from gross-basis U.S.

tax, as if the foreign person had earned the interest directly.

      Similarly, a RIC that earns an excess of net short-term capital gains over net long-term capital losses, which excess would not be subject to U.S. tax if earned by a foreign person, generally may, to the extent of such excess, designate a dividend it pays as derived from such excess. A foreign person who is a shareholder in the RIC generally will treat such a dividend as exempt from gross-basis U.S. tax, as if the foreign person had realized the excess directly.

      The new law also provides that the estate of a foreign decedent is exempt from U.S. estate tax on a transfer of stock in the RIC in the proportion that the assets held by the RIC are debt obligations, deposits, or other property that will generally be treated as situated outside the United States if held directly by the estate.

      The new law generally applies to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. With respect to the treatment of a RIC for estate tax purposes, the new law applies to estates of decedents dying after December 31, 2004 and before January 1, 2008.

OTHER TAXES -- The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in the Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of the Fund's contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Adviser is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

      The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Portfolio is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker/ dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

      The Portfolio's purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.


      For the years ended September 30, 2002, September 30, 2003, and September 30, 2004, the Portfolio paid brokerage commissions in the amount of $81,162, $247,160, and $410,987, respectively.


      When it can be done consistently with the policy of obtaining the most favorable net results, the Adviser may place such orders with broker/dealers who supply research services to the Adviser or the Portfolio. The term "research services" may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions, if applicable, for the Portfolio to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Adviser has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services to the Adviser or the Portfolio in exchange for the direction by the Adviser of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker/dealers may be useful to the Portfolio and to the Adviser, it is the opinion of the Adviser that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolio and not all such information is used by the Adviser in connection with the Portfolio. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolio.

      The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, when placing portfolio transactions for the Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes (a) advice as to (i) the value of securities, (ii) the advisability of investing in, purchasing or selling securities, and (iii) the availability of securities or purchasers or sellers of securities and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Higher commissions may be paid to firms that provide research services to the extent permitted by law. The Adviser may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

      In certain instances there may be securities that are suitable for the Portfolio, as well as for one or more of the Adviser's other clients. Investment decisions for the Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated between (among) clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

      The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Portfolio has acquired during its most recent fiscal year. As of September 30, 2004, the Portfolio held the following securities of its regular brokers or dealers:


                                       VALUE OF SECURITIES
NAME OF REGULAR BROKER OR DEALER OR        OWNED AS OF
          PARENT (ISSUER)              SEPTEMBER 30, 2004
-----------------------------------    -------------------
Citigroup Inc.                             $ 3,364,682
Bank of America Corp.                      $ 6,822,142
Nomura Asset Securities Corp.              $ 6,573,931
Goldman Sachs Group, Inc.                  $ 1,129,300
Bank One Corp.                             $ 8,502,395
Wachovia Corp.                             $ 1,629,449
Credit Suisse First Boston USA, Inc.       $17,402,513
Morgan Stanley Dean Witter & Co.           $35,062,782
Suntrust Banks, Inc.                       $ 2,446,740
Bank of New York, Inc.                     $ 2,303,844
Toronto Dominion Bank                      $ 1,651,739
Barclays Bank plc                          $ 1,156,820
PNC Funding Corp.                          $16,215,632
First Union National Bank                  $36,993,686



PORTFOLIO TURNOVER -- Portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities within a given period. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of the Portfolio may exceed that of certain other mutual funds with the same investment objectives. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases. For the fiscal years ended September 30, 2003 and September 30, 2004, the Portfolio's turnover rate was 244% and 120%, respectively.


FINANCIAL STATEMENTS

The financial statements for the Fund and the Portfolio for the fiscal year ended September 30, 2004, are incorporated herein by reference to the Annual Report to shareholders for the Fund and Portfolio dated September 30, 2004. Copies of the Fund's and the Portfolio's Annual Report are provided to every person requesting the Statement of Additional Information.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such, bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future). Uncertainty of position characterizes bonds in this class.

B -- Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C -- Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S CORPORATE BOND RATINGS

AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB -- Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC -- Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH'S LONG-TERM DEBT RATINGS

INVESTMENT GRADE

AAA (HIGHEST CREDIT QUALITY) -- 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA (VERY HIGH CREDIT QUALITY) -- 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A (HIGH CREDIT QUALITY) -- 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB (GOOD CREDIT QUALITY) -- 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB (SPECULATIVE) -- 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B (HIGHLY SPECULATIVE) -- 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C (HIGH DEFAULT RISK) -- Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D (DEFAULT) -- The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.


NOTES -- "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' category or to categories below 'CCC'.


      'NR' indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

      'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.


      Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.



      A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving."


DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS

Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leasing market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

DESCRIPTION OF S&P SHORT-TERM ISSUER CREDIT RATINGS

A-1 -- An obligor rated `A-1' has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is EXTREMELY STRONG.

A-2 -- An obligor rated `A-2' has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 -- An obligor rated `A-3' has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

DESCRIPTION OF FITCH'S COMMERCIAL PAPER RATINGS


F1 (HIGHEST CREDIT QUALITY) -- Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.


F2 (GOOD CREDIT QUALITY) -- A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 (FAIR CREDIT QUALITY) -- The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B (SPECULATIVE) -- Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C (HIGH DEFAULT RISK) -- Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (DEFAULT) -- Denotes actual or imminent payment default.

NOTES-- "+" or "-" may be appended to an 'F1' rating class to denote relative status within the category.


      'NR' indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

      'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.


      Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.


DESCRIPTION OF MOODY'S INSURANCE FINANCIAL STRENGTH RATINGS

Aaa -- Insurance companies rated Aaa offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa -- Insurance companies rated Aa offer excellent financial security. Together with the Aaa group they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A -- Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba -- Insurance companies rated Ba offer questionable financial security. Often the ability of these companies to meet policyholder obligations maybe very moderate and thereby not well safeguarded in the future.

B -- Insurance companies rated B offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa -- Insurance companies rated Caa offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca -- Insurance companies rated Ca offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C -- Insurance companies rated C are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

      Numeric modifiers: Numeric modifiers are used to refer to the ranking within the group -- one being the highest and three being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

DESCRIPTION OF S&P CLAIMS PAYING ABILITY RATING DEFINITIONS

SECURE RANGE -- AAA to BBB

"AAA" -- Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.

"AA" -- Excellent financial security. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

"A" -- Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

"BBB" -- Adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.

VULNERABLE RANGE -- BB to CCC

"BB" -- Financial security may be adequate, but capacity to meet policyholder obligations, particularly with respect to long-term or "long-tail" policies, is vulnerable to adverse economic and underwriting conditions.

"B" -- Vulnerable financial security. Currently able to meet policyholder obligations, but capacity to meet policyholder obligations is particularly vulnerable to adverse economic and underwriting conditions.

"CCC" -- Extremely vulnerable financial security. Continued capacity to meet policyholder obligations is highly questionable unless favorable economic and underwriting conditions prevail.

"R" -- Regulatory action. As of the date indicated, the insurer is under supervision of insurance regulators following rehabilitation, receivership, liquidation, or any other action that reflects regulatory concern about the insurer's financial condition. Information on this status is provided by the National Association of Insurance Commissioners and other regulatory bodies. Although believed to be accurate, this information is not guaranteed. The "R" rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

      Plus (+) or minus (-) Ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH'S INSURANCE FINANCIAL STRENGTH RATINGS:

AAA (EXCEPTIONALLY STRONG) -- Insurers assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA (VERY STRONG) -- Insurers are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A (STRONG) -- Insurers are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB (GOOD) -- Insurers are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB (MODERATELY WEAK) -- Insurers are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B (WEAK) -- Insurers are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC, CC, C (VERY WEAK) -- Insurers rated in any of these three categories are viewed as very weak with a very poor capacity to meet policyholder and contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.

DDD, DD, D (DISTRESSED) -- These ratings are assigned to insurers that have either failed to make payments on their obligations in a timely manner, are deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the 'DDD'-'D' range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contract holders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90%-100%). Those rated 'DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50%-90%). Those rated 'D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).


NOTES -- "+" or "-" may be appended to a rating to indicate the relative position of a credit within the rating category. Such suffixes are not added to ratings in the 'AAA' category or to ratings below the 'CCC' category.



      Ratings of 'BBB-` and higher are considered to be "secure," and those of 'BB+' and lower are considered to be "vulnerable."



      A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend, and in these cases, the Rating Outlook may be described as "evolving."



      Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                            PART C. OTHER INFORMATION


Item 23.                            Exhibits
--------  ---------------------------------------------------------------------
(a)       Articles of Incorporation(5)

(b)       By-laws(1)

(c) Specimen copy of share certificate for Registrant's shares of capital stock(2)

(d)       (1) Investment Advisory Contract(8)
          (2) Form of Sub-Advisory Contract - Four Corners Capital Management,
              LLC(8)
          (3) Investment Advisory Contract between the PreservationPlus Income
              Portfolio and Deutsche Asset Management, Inc.(7)

(e)       (1) Distribution Agreement(8)
          (2) Class B Distribution Agreement(8)
          (3) Class C Distribution Agreement(8)
          (4) Underwriter-Dealer Agreement(4)

(f)       Form of Non-Qualified Deferred Compensation Plan(3)

(g)       Custodian Agreement- UMB Bank, n.a.(9)

(h)       (1) Third Party Feeder Fund Agreement(7)
          (2) Recordkeeping and Investment Accounting Agreement(1)
          (3) Management Services Agreement(1)
          (4) Fund Accounting and Administration Agreement(8)
          (5) Transfer Agency Agreement(8)
          (6) Administration Agreement(7)
          (7) Assignment of Recordkeeping and Investment Accounting Agreement dated November 19, 2004(10)

(i)       Legal Opinion(7)

(j)       Consent of Independent Auditors, filed herein

(k)       Not applicable

(l)       Not applicable

(m)       (1) Distribution Plan(7)
          (2) Class B Distribution Plan(7)
          (3) Class C Distribution Plan(7)
          (4) Form of Shareholder Service Agreement(7)

(n)       Multiple Class Plan(6)

(o)       Reserved

(p)       Code of Ethics

          (1) Security Funds, Security Management Company, LLC ("SMC"), and
              Security Distributors, Inc.(4)
          (2) Deutsche Asset Management, Inc.(6)
          (3) Sub-Adviser Code of Ethics - Four Corners Capital Management,
              LLC(8)

(q)       Powers of Attorney

          (1) Security Funds(5)
          (2) Deutsche Asset Management, Inc.(9)
          (3) Deutsche Asset Management, Inc.(10)
          (4) Security Equity Fund(11)


(1) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 64 to Registration Statement No. 2-38414 (filed November 29, 1999).

(2) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 61 to Registration Statement No. 2-38414 (filed February 16, 1999).

(3) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 58 to Registration Statement No. 2-38414 (filed April 30, 1997).

(4) Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 90 to Registration Statement 2-19458 (filed November 20, 2000).

(5) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 68 to Registration Statement 2-38414 (filed November 20, 2000).

(6) Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 93 to Registration Statement 2-19458 (filed November 15, 2002).

(7) Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 71 to Registration Statement No. 2-38414 (filed January 11,
      2002).


(8) Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 75 to Registration Statement (filed January 16, 2004).



(9) Incorporated herein by reference to the Exhibits filed with Security Income Fund's Post-Effective Amendment No. 73 to Registration Statement No. 2-38414 (filed January 10, 2003).



(10) Incorporated herein by reference to the Exhibits filed with Security Income Fund's Post-Effective Amendment No. 78 to Registration Statement No. 2-38414 (filed December 2, 2004).



(11) Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 101 to Registration Statement 2-19458 (filed January 31, 2005).

Item 24. Persons Controlled by or Under Common Control with Registrant

Not applicable.

Item 25. Indemnification

A policy of insurance covering Security Management Company, LLC, its affiliate Security Distributors, Inc., and all of the registered investment companies advised by Security Management Company, LLC insures the Registrant's directors and officers against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Paragraph 30 of the Registrant's Bylaws, as amended February 3, 1995, provides in relevant part as follows:

30. Indemnification and Liability of Directors and Officers. Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and is hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorney's fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

     No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which he/she serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which he/she had no reasonable grounds to disbelieve.

     In the event any provision of this section 30 shall be in violation of the Investment Company Act of 1940, as amended, or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations.

On March 25, 1988, the shareholders approved the Board of Directors' recommendation that the Articles of Incorporation be amended by adopting the following Article Fifteenth:

     "A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

     A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;

     B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

     C. for any unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

     D. for any transaction from which the director derived an improper personal benefit."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business or Other Connections of Investment Adviser

Not applicable.

Item 27. Principal Underwriters

(a)  Security Equity Fund
     Security Mid Cap Growth Fund
     Security Large Cap Value Fund
     Security Municipal Bond Fund
     SBL Fund
     Variflex Variable Annuity Account (Variflex)
     Variflex Variable Annuity Account (Variflex ES)
     SBL Variable Life Insurance Account (Varilife)
     Variable Annuity Account VIII (Variflex LS)
     Variable Annuity Account VIII (Variflex Signature)
     Variable Annuity Account VIII (Variflex Extra Credit)
     SBL Variable Annuity Account XI (Scarborough Advantage Variable Annuity) SBL Variable Annuity Account XIV (SecureDesigns Variable Annuity)
     SBL Variable Annuity Account XIV (AdvisorDesigns Variable Annuity)

     SBL Variable Annuity Account XIV (NEA Valuebuilder)
     SBL Variable Annuity Account XIV (AdvanceDesigns Variable Annuity) SBL Variable Annuity Account XIV (Security Benefit Advisor Variable
       Annuity)
     SBL Variable Annuity Account XIV (AEA Variable Annuity)

(b)


      (1)                       (2)                           (3)
 Name and Principal       Position and Offices       Position and Offices
 Business Address*          with Underwriter            with Registrant
--------------------   ---------------------------  ----------------------
Gregory J. Garvin      President and Director       None
James R. Schmank       Director                     President and Director
Amy J. Lee             Secretary                    Secretary
Brenda M. Harwood      Vice President and Director  Treasurer
Tamara L. Brownfield   Treasurer                    None
Frank Memmo            Director                     None
Richard J. Wells       Director                     None


      *For all persons listed, the principal business address is One Security Benefit Place, Topeka, Kansas 66636-0001

(c)  Not applicable.

Item 28. Location of Accounts and Records


Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001; and Deutsche Asset Management, Inc., 445 Park Avenue, New York, New York 10017. Records relating to the duties of the Registrant's custodian are maintained by UMB Bank, n.a., 928 Grand Avenue, Kansas City, Missouri 64106.


Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 ("1933 Act"), and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) under the 1933 Act, and further that it has duly caused this Post-Effective Amendment No. 79 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka, and State of Kansas on the 31st day of January, 2005.


                                      SECURITY INCOME FUND
                                      (the Registrant)



                                      By: /s/ MICHAEL G. ODLUM
                                      ----------------------------------------
                                      Michael G. Odlum, President and Director



Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities indicated and on the 31st day of Janaury, 2005.



John D. Cleland                       SECURITY INCOME FUND
Chairman of the Board and Director



Donald A. Chubb, Jr.                  By: /s/ MICHAEL G. ODLUM
Director                              -----------------------------------------
                                      Michael G. Odlum, as Attorney-In-Fact for
                                      the Officers and Directors Whose Names
                                      Appear Opposite



Maynard Oliverius
Director



                                          /s/ BRENDA M. HARWOOD
                                      -----------------------------------------
                                      Brenda M. Harwood, Treasurer
                                      (Principal Financial Officer)



                                          /s/ MICHAEL G. ODLUM
                                      -----------------------------------------
                                      Michael G. Odlum, President and Director

This Post Effective Amendment No. 79 to the Registration Statement of Security Income Fund has been signed below by the following persons on behalf of PreservationPlus Income Portfolio, a separate series of Scudder Investment Portfolios, in the capacities indicated.



           NAME                                   TITLE                              DATE
--------------------------------     --------------------------------------    ----------------
By:  /s/ Charles A. Rizzo            Treasurer                                 January 31, 2005
    ----------------------------
     Charles A. Rizzo

By:  /s/ Bruce A. Rosenblum          Assistant Secretary (Attorney in Fact     January 31, 2005
    ----------------------------     for the persons listed below)
     Bruce A. Rosenblum

/s/ RICHARD R. BURT                  Trustee
-------------------------------
Richard R. Burt

/s/ S. LELAND DILL                   Trustee
-------------------------------
S. Leland Dill

/s/ MARTIN J. GRUBER                 Trustee
-------------------------------
Martin J. Gruber

/s/ JOSEPH R. HARDIMAN               Trustee
-------------------------------
Joseph R. Hardiman

/s/ RICHARD J. HERRING               Trustee
-------------------------------
Richard J. Herring

/s/ GRAHAM E. JONES                  Trustee
-------------------------------
Graham E. Jones

/s/  REBECCA W. RIMEL                Trustee
-------------------------------
Rebecca W. Rimel

/s/  PHILIP SAUNDERS, JR.            Trustee
-------------------------------
Philip Saunders, Jr.

/s/  WILLIAM N. SEARCY               Trustee
-------------------------------
William N. Searcy

/s/  WILLIAM N. SHIEBLER             Trustee
-------------------------------
William N. Shiebler

/s/  ROBERT H. WADSWORTH             Trustee
-------------------------------
Robert H. Wadsworth

                                  EXHIBIT INDEX

Exhibit No.              Name of Exhibit
-----------        -------------------------------
23(j)              Consent of Independent Auditors